UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03706

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	08-31

Date of reporting period:	08-31-2014

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	AUGUST 31, 2014

California Long-Term Tax-Free Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for Municipal Bond (Muni) Returns

Stimulative monetary policies and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed-income securities helped persuade investors to seek risk and yield, which benefited both stocks and bonds during the period. The S&P 500 Index gained 25.25%. The 30-year U.S. Treasury bond returned 15.96%, according to Barclays.

After selling off in 2013, munis rallied strongly in 2014. The muni market rebounded from the ripple effects of Detroit’s bankruptcy, Puerto Rico’s fiscal struggles, and the mid-year “Taper Tantrum” interest rate increase in 2013 to post some of its strongest 12-month returns of the past 10 years. The rally resulted from a favorable combination of constrained inflation, improving economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally. The Barclays Municipal Bond Index returned 10.14%, compared with 5.66% for the Barclays U.S. Aggregate Bond Index. The Barclays California Tax-Exempt Bond Index and the Barclays Municipal High Yield Bond Index performed even better, returning 11.85% and 14.74%, respectively.

As is typically the case after such a strong fiscal year, we try to temper expectations for future returns. It’s unlikely that the muni market will perform again at that level in consecutive years. That said, favorable conditions do remain in place for munis, including economic growth and solid credit conditions in the U.S., contained inflation in the near term, and continuing investor demand for yield. Global economic and geopolitical uncertainties also help increase the relative attractiveness of U.S. bonds. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCLTX	11.10%	5.93%	4.58%	6.53%	11/9/83
Barclays Municipal Bond Index	—	10.14%	5.39%	4.77%	7.19%(1)	—
Institutional Class	BCLIX	11.42%	—	—	6.03%	3/1/10
A Class	ALTAX					9/28/07
No sales charge*		10.83%	5.67%	—	4.77%
With sales charge*		5.80%	4.70%	—	4.08%
C Class	ALTCX	10.00%	4.88%	—	3.99%	9/28/07

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since October 31, 1983, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2004

Value on August 31, 2014
Investor Class — $15,651

Barclays Municipal Bond Index — $15,935

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

California Long-Term Tax-Free Bond returned 11.10%* for the fiscal year ended August 31, 2014. By comparison, the Barclays Municipal Bond Index returned 10.14%. Fund returns reflect operating expenses, while index returns do not. (See pages 3 and 4 for additional performance comparisons.)

The fund’s absolute return reflected the positive overall performance of municipal bonds (munis), despite some challenges early in the reporting period. After struggling in 2013 with rising interest rates, negative credit-related events, and steady muni fund outflows, the muni market rebounded throughout the first eight months of 2014. Investor optimism regarding munis improved as fears about sharp rate hikes and widespread municipal credit challenges subsided. In addition, higher federal tax rates made the taxable-equivalent yields of munis more attractive for many yield-hungry investors. Meanwhile, growing demand for munis was met with declining issuance, providing a positive supply/demand backdrop.

The portfolio’s single-state bias (California munis generally outperformed national muni benchmarks) was among the main contributors to the fund’s outperformance relative to its benchmark. In addition, security selection and overweight positions among longer-maturity securities boosted relative results.

Fiscal and Credit Fundamentals

The muni market faced—but generally overcame—some notable negative headlines during the 12-month period. Detroit’s bankruptcy filing, which occurred in July 2013, prior to the start of the current reporting period, continued to taint market sentiment, particularly early in the period. Additionally, Puerto Rico, which is one of the largest issuers of municipal debt, captured headlines as the Commonwealth struggled with a stubbornly weak economy, mounting debt, and persistent budget deficits, which ultimately prompted Puerto Rico’s government to draft a controversial debt-restructuring plan.

Despite these high-profile challenges, overall credit trends in the muni market were stable to improving throughout the period. State and local tax revenues generally increased, due to improving local economies and/or higher tax rates. And that trend may continue. According to the National Association of State Budget Officers, 42 states plan to increase spending in fiscal 2015 (which began July 1, 2014, for most states). In California, employment and housing market gains helped improve the state’s fiscal landscape. California’s fiscal 2015 spending plan pays down debt, builds a rainy day fund, and provides additional money for schools and health care. Citing California’s “rapidly improving financial position,” Moody’s Investors Service upgraded the state’s general obligation (GO) credit rating to its highest level since 2001 (to Aa3). California state GOs remained rated “A” by Fitch and Standard & Poor’s.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Nationwide, muni credit-rating downgrades continued to outpace upgrades, but at a narrowing pace. Furthermore, the national muni default rate remained low at approximately 0.02% through the first seven months of 2014, compared with 0.08% for the full year of 2013, according to Bank of America. We continue to believe it’s unlikely any states will default, but select, isolated state and commonwealth credit ratings are likely to remain under downward pressure, and court decisions on bondholder versus debtor rights in current muni bankruptcy proceedings could produce more ripples. Overall, we still believe the events in Puerto Rico and Detroit reflect well-documented idiosyncratic credit risks that are particular to their situations and are not indicative of underlying municipal market credit trends.

Portfolio Positioning

In addition to the portfolio’s California bias compared with the benchmark, security selection contributed to the fund’s relative outperformance. Overall, we continued to favor revenue bonds, which generally outperformed GO bonds during the period. Among the fund’s specific holdings, our selections in the lease revenue, school district, public power, and toll road sectors made the greatest contributions to relative results.

Yield curve and duration (price sensitivity to interest rate changes) positioning also contributed to the fund’s relative outperformance. Specifically, we positioned the fund with overweight positions relative to the benchmark in longer-maturity securities. After rising early in the reporting period, longer-term interest rates fell sharply during the first eight months of 2014, causing the yield curve to flatten. This downward shift in rates more than offset the earlier effects of higher rates, and returns on longer-maturity munis significantly outperformed their shorter-maturity counterparts.

The fund owned Treasury futures as part of its duration positioning strategy. This particular position detracted from performance, but overall the portfolio’s duration and yield curve positioning contributed positively to performance. In addition, security selection within the airport, solid waste/resource recovery, prerefunded, and water/sewer (a small Puerto Rico position) sectors weighed somewhat on the fund’s relative performance, though security selection overall was a contributor.

Outlook

Near term, we expect the muni market’s supply/demand imbalance to continue to drive performance. Although we expect muni supply to increase in the months ahead, we also expect demand to remain strong. We believe interest rates may slowly climb to more “normal” levels as the economy gradually improves and the Federal Reserve's quantitative easing program concludes. We therefore expect to add securities we believe should perform well in a rising rate environment, including higher-yielding munis. Additionally, we expect fundamental credit research, active management, and security selection to become increasingly important as rates normalize.

6

Fund Characteristics

AUGUST 31, 2014
Portfolio at a Glance
Weighted Average Maturity	15.6 years
Average Duration (Modified)	4.8 years

Top Five Sectors	% of fund investments
General Obligation (GO) - State	14%
General Obligation (GO) - Local	13%
Hospital	11%
Lease Revenue	10%
Public Power	9%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.0%
Other Assets and Liabilities	1.0%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period(1) 3/1/14 - 8/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,043.80	$2.42	0.47%
Institutional Class	$1,000	$1,045.70	$1.39	0.27%
A Class	$1,000	$1,043.40	$3.71	0.72%
C Class	$1,000	$1,038.60	$7.55	1.47%
Hypothetical
Investor Class	$1,000	$1,022.84	$2.40	0.47%
Institutional Class	$1,000	$1,023.84	$1.38	0.27%
A Class	$1,000	$1,021.58	$3.67	0.72%
C Class	$1,000	$1,017.80	$7.48	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

AUGUST 31, 2014

	Principal Amount	Value
MUNICIPAL SECURITIES — 99.0%
California — 96.7%
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp HealthCare), 6.25%, 8/1/39	$1,200,000	$1,402,620
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2011 A, (Sharp HealthCare), 6.00%, 8/1/30	1,000,000	1,229,390
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2014 A, (Sharp HealthCare), 5.00%, 8/1/43	500,000	554,210
Adelanto Public Utility Authority Rev., Series 2009 A, (Utility System), 6.25%, 7/1/26	500,000	565,450
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, 0.00%, 10/1/32 (NATL-RE)(1)	1,000,000	460,750
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, 0.00%, 10/1/35 (NATL-RE)(1)	3,750,000	1,488,412
Alum Rock Union Elementary School District GO, Series 2013 A, (Election of 2012), 6.00%, 8/1/39	1,000,000	1,247,040
Anaheim Public Financing Authority Rev., (Electric System Distribution), 5.25%, 10/1/39	2,500,000	2,837,500
Anaheim Public Financing Authority Rev., Series 2011 A, (Electric System Distribution Facilities), 5.375%, 10/1/36	300,000	352,827
Bay Area Toll Authority Toll Bridge Rev., Series 2001 A, (San Francisco Bay Area), VRDN, 1.30%, 9/4/14	1,000,000	1,009,150
Bay Area Toll Authority Toll Bridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/16, Prerefunded at 100% of Par(2)	3,000,000	3,224,820
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A1, (San Francisco Bay Area), VRDN, 0.75%, 9/4/14	725,000	725,355
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/18, Prerefunded at 100% of Par(2)	1,500,000	1,733,130
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/18, Prerefunded at 100% of Par(2)	2,135,000	2,466,822
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G1, (San Francisco Bay Area), VRDN, 1.15%, 9/4/14	1,250,000	1,258,962
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.25%, 4/1/27	1,500,000	1,763,235
Bay Area Toll Authority Toll Bridge Rev., Series 2013 S4, (San Francisco Bay Area), 5.00%, 4/1/43	2,500,000	2,777,025
Brea Redevelopment Agency Tax Allocation Rev., 4.00%, 8/1/16	1,245,000	1,330,531
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	1,450,000	1,565,159
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21	2,500,000	2,881,625
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/15	2,000,000	2,065,960
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/18	2,000,000	2,312,460
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22	1,275,000	1,518,984
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/15	1,525,000	1,575,294
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/21	3,250,000	3,997,825

10

	Principal Amount	Value
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/16	$1,700,000	$1,847,237
California Educational Facilities Authority Rev., (Harvey Mudd College), 5.25%, 12/1/41	2,000,000	2,227,180
California Educational Facilities Authority Rev., (Santa Clara University), 5.625%, 4/1/37	5,000,000	5,647,350
California Educational Facilities Authority Rev., (University of the Pacific), 5.25%, 11/1/14, Prerefunded at 100% of Par(2)	420,000	423,725
California Educational Facilities Authority Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39	2,000,000	2,244,240
California Educational Facilities Authority Rev., Series 2010 B, (Loyola Marymount University), VRN, 0.85%, 9/4/14	2,455,000	2,457,332
California GO, 4.00%, 10/1/14	1,750,000	1,756,160
California GO, 5.00%, 9/1/15	4,560,000	4,783,942
California GO, 5.00%, 2/1/27	3,000,000	3,542,010
California GO, 5.00%, 2/1/28	1,000,000	1,175,090
California GO, 5.25%, 9/1/32	2,000,000	2,314,560
California GO, 5.00%, 11/1/32	1,500,000	1,654,890
California GO, 6.50%, 4/1/33	5,000,000	6,115,750
California GO, 5.00%, 4/1/38	2,500,000	2,764,400
California GO, 6.00%, 4/1/38	2,500,000	2,978,075
California GO, 6.00%, 11/1/39	5,000,000	6,072,550
California GO, 5.50%, 3/1/40	3,000,000	3,471,090
California GO, 5.00%, 10/1/41(3)	2,000,000	2,230,020
California GO, Series 2004 A3, (Kindergarten), VRDN, 0.03%, 9/2/14 (LOC: State Street Bank & Trust Co.)	7,100,000	7,100,000
California GO, Series 2012 B, VRN, 0.95%, 9/4/14	2,000,000	2,024,940
California GO, Series 2012 B, VRN, 1.05%, 9/4/14	800,000	811,944
California GO, Series 2012 B, VRN, 1.20%, 9/4/14	960,000	978,000
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/19	740,000	875,450
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/21	1,000,000	1,209,700
California Health Facilities Financing Authority Rev., Series 2007 A, (Sutter Health), 5.25%, 11/15/46	1,500,000	1,617,420
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	150,000	153,461
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,233,140
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	3,400,000	3,858,524
California Health Facilities Financing Authority Rev., Series 2009 A, (Children's Hospital of Orange County), 6.50%, 11/1/38	4,500,000	5,306,985
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.75%, 7/1/39	1,000,000	1,166,340
California Health Facilities Financing Authority Rev., Series 2009 B, (Providence Health & Services), 5.50%, 10/1/39	1,000,000	1,160,910
California Health Facilities Financing Authority Rev., Series 2010 A, (Scripps Memorial Hospital), 5.00%, 11/15/19	1,000,000	1,180,300
California Health Facilities Financing Authority Rev., Series 2011 B, (Sutter Health), 6.00%, 8/15/42	1,500,000	1,807,965
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	1,000,000	1,145,460

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	Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	$500,000	$554,830
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	180,000	199,283
California Health Facilities Financing Authority Rev., Series 2013 A, (Sutter Health), 5.00%, 8/15/52	2,000,000	2,195,940
California Health Facilities Financing Authority Rev., Series 2014 A, (Lucile Salter Packard Children's Hospital), 5.00%, 8/15/43	1,000,000	1,128,360
California Infrastructure & Economic Development Bank Rev., Series 2012 A1, (J. Paul Getty Trust), 4.00%, 10/1/15	325,000	338,735
California Infrastructure & Economic Development Bank Rev., Series 2013 A, (Los Angeles County Museum of Art Project), VRDN, 1.86%, 9/4/14	1,000,000	1,020,600
California Municipal Finance Authority Rev., Series 2010 A, (Chevron USA, Inc.), VRDN, 0.01%, 9/2/14	2,500,000	2,500,000
California Municipal Finance Authority Rev., Series 2010 A, (University of La Verne), 6.25%, 6/1/40	1,000,000	1,124,690
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/41	665,000	792,653
California Municipal Finance Authority Rev., Series 2011, (Emerson College), 6.00%, 1/1/42	2,000,000	2,333,000
California Municipal Finance Authority Rev., Series 2014 A, (Touro College and University System), 5.25%, 1/1/34	300,000	333,606
California Municipal Finance Authority Rev., Series 2014 A, (Touro College and University System), 5.25%, 1/1/40	1,000,000	1,099,130
California Pollution Control Financing Authority Rev., 5.00%, 11/21/45(4)	1,000,000	1,024,370
California Pollution Control Financing Authority Rev., Series 1996 C, (Pacific Gas & Electric Company), VRDN, 0.02%, 9/2/14 (LOC: JPMorgan Chase Bank N.A.)	800,000	800,000
California Pollution Control Financing Authority Rev., Series 1996 E, (Pacific Gas & Electric Company), VRDN, 0.02%, 9/2/14 (LOC: JPMorgan Chase Bank N.A.)	2,700,000	2,700,000
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.75%, 10/1/30	2,000,000	2,355,300
California Public Works Board Lease Rev., Series 2009 H, (Department of Correction and Rehabilitation), 5.75%, 11/1/29	1,685,000	1,990,153
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.25%, 12/1/26	1,000,000	1,212,550
California Public Works Board Lease Rev., Series 2011 G, (University of California), 5.00%, 12/1/21, Prerefunded at 100% of Par(2)	2,000,000	2,457,840
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,700,000	1,996,293
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	2,170,000	2,405,814
California Public Works Board Lease Rev., Series 2012 D, 5.00%, 9/1/36	500,000	553,255
California Public Works Board Lease Rev., Series 2013 H, (California State University Project), 5.00%, 9/1/38	1,865,000	2,072,649
California Public Works Board Lease Rev., Series 2013 I, (Various Capital Projects), 5.00%, 11/1/38	1,500,000	1,685,805
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.25%, 11/1/30	1,000,000	1,101,000
California Statewide Communities Development Authority Rev., (Trinity Health Corp.), 5.00%, 12/1/41	500,000	546,825
California Statewide Communities Development Authority Rev., Series 2001 C, (Kaiser Permanente), 5.25%, 8/1/31	3,000,000	3,152,970
California Statewide Communities Development Authority Rev., Series 2005 A, (Thomas Jefferson School of Law), 4.875%, 10/1/15, Prerefunded at 100% of Par(2)	900,000	938,313

12

	Principal Amount	Value
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	$2,780,000	$3,055,720
California Statewide Communities Development Authority Rev., Series 2014 A, (Henry Mayo Newhall Memorial Hospital), 5.25%, 10/1/43 (AGM)	750,000	827,175
California Statewide Communities Development Authority Rev., Series 2014 A, (Los Angeles Jewish Home), 5.00%, 8/1/44 (GA: Jewish Home Foundation)	800,000	890,400
California University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34	2,230,000	2,558,702
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 88-1), 6.50%, 9/1/14 (AGM)	1,330,000	1,330,439
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Project Area No. 1), 5.00%, 10/1/19 (AGM)	485,000	564,749
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Project Area No. 1), 5.00%, 10/1/20 (AGM)	785,000	919,596
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 13-3), 5.00%, 9/1/49	1,000,000	1,078,370
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 87-8), VRDN, 0.02%, 9/2/14 (LOC: State Street Bank & Trust Co.)	2,300,000	2,300,000
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/17	365,000	396,244
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/18	375,000	413,134
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/19	600,000	666,600
Coalinga Public Financing Authority Local Obligation Rev., Series 1998 A, (Senior Lien), 6.375%, 9/15/21 (Ambac)	1,320,000	1,550,406
East Bay Municipal Utility District Rev., Series 2012 B, 4.00%, 6/1/15	4,000,000	4,118,600
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 5.00%, 7/1/15	400,000	416,516
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/16	400,000	427,388
Fairfield Redevelopment Agency Tax Allocation Rev., 3.00%, 8/1/15	1,460,000	1,497,215
Folsom Cordova Unified School District No. 2 Facilities Improvement GO, 4.00%, 10/1/14	375,000	376,313
Folsom Cordova Unified School District No. 2 Facilities Improvement GO, 4.00%, 10/1/15	245,000	255,368
Folsom Cordova Unified School District No. 4 Facilities Improvement GO, Series 2014 A, (Election of 2012), 4.00%, 10/1/15	250,000	260,300
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 A, 5.75%, 1/15/46	1,000,000	1,140,720
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 A, 6.00%, 1/15/49	3,250,000	3,743,512
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 B3, VRDN, 5.50%, 1/15/23	1,000,000	1,160,130
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 C, 6.50%, 1/15/43	500,000	587,505
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2014 A, 0.00%, 1/15/24(5)	700,000	441,406
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2014 A, 0.00%, 1/15/42(1)	1,250,000	262,238
Fresno Sewer Rev., Series 1993 A1, 6.25%, 9/1/14 (Ambac)	90,000	90,029
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 5.00%, 6/1/38 (FGIC)	1,000,000	1,022,770
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 5.00%, 6/1/45	1,000,000	1,019,200

13

	Principal Amount	Value
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.00%, 6/1/33	$750,000	$619,650
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 4.50%, 6/1/27	480,000	439,469
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	1,100,000	1,236,246
Golden State Tobacco Securitization Corp. Settlement Rev., Capital Appreciation, Series 2005 A, 0.00%, 6/1/25 (AGM)(1)	1,000,000	709,310
Grossmont Healthcare District GO, Series 2011 B, (Election of 2006), 6.00%, 7/15/34	1,000,000	1,199,240
Grossmont Union High School District GO, Series 2013 E, (Election of 2008), 5.00%, 8/1/43	1,000,000	1,122,630
Hayward Area Recreation and Park District COP, 5.125%, 1/1/39	1,000,000	1,117,890
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.25%, 9/1/37	555,000	626,972
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/44	590,000	642,846
Irvine Ranch Water District Rev., Series 2009 B, VRDN, 0.02%, 9/2/14 (LOC: Bank of America N.A.)	1,300,000	1,300,000
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/29	635,000	676,192
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.00%, 11/15/35	330,000	376,867
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.50%, 11/15/37	695,000	845,669
Los Alamitos Unified School District COP, Capital Appreciation, (Capital Projects), 0.00%, 8/1/24(5)	1,100,000	751,267
Los Angeles Community College District GO, Series 2007 A, (Election of 2001), 5.00%, 8/1/32 (NATL-RE/FGIC)	1,425,000	1,577,104
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/22	1,000,000	1,193,440
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/22	500,000	599,335
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro Inc.), 2.50%, 11/15/20	625,000	637,125
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro Inc.), 3.00%, 11/15/20	275,000	281,399
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro Inc.), 3.00%, 11/15/21	355,000	361,138
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.25%, 5/15/21	2,120,000	2,467,553
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	1,000,000	1,131,510
Los Angeles Department of Airports Rev., Series 2010 B, (Los Angeles International Airport), 5.00%, 5/15/40	2,000,000	2,256,200
Los Angeles Department of Water & Power Waterworks Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38	4,000,000	4,512,800
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, (Power System), 5.00%, 7/1/19	1,000,000	1,191,870
Los Angeles Harbor Department Rev., Series 2009 A, 5.00%, 8/1/27	500,000	583,855
Los Angeles Harbor Department Rev., Series 2011 B, 5.00%, 8/1/24	525,000	638,132
Los Angeles Unified School District COP, Series 2010 A, (Multiple Properties), 5.00%, 12/1/15	1,000,000	1,060,420
Los Angeles Unified School District COP, Series 2012 A, (Headquarters Building Project), 5.00%, 10/1/21	1,000,000	1,200,640
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/30	3,000,000	3,438,450

14

	Principal Amount	Value
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(2)	$2,000,000	$2,173,220
Los Angeles Unified School District GO, Series 2007 H, (Election of 2004), 5.00%, 7/1/32 (AGM)	1,020,000	1,118,246
Los Angeles Unified School District GO, Series 2009 I, (Election of 2004), 5.00%, 7/1/29	2,000,000	2,321,000
Los Angeles Unified School District GO, Series 2010 KRY, 5.25%, 7/1/26	1,000,000	1,188,560
Los Angeles Unified School District GO, Series 2011 A1, 4.00%, 7/1/17	1,000,000	1,098,380
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/18	1,280,000	1,485,197
Los Angeles Unified School District GO, Series 2014 B, 5.00%, 7/1/18	2,000,000	2,320,620
Los Angeles Unified School District GO, Series 2014 C, 5.00%, 7/1/30	690,000	822,025
Los Angeles Wastewater System Rev., Series 2012 C, 5.00%, 6/1/26	1,000,000	1,193,110
M-S-R Energy Authority Rev., Series 2009 A, 7.00%, 11/1/34	1,000,000	1,400,450
M-S-R Energy Authority Rev., Series 2009 B, 7.00%, 11/1/34 (GA: Citigroup, Inc.)	880,000	1,232,396
Manhattan Beach Unified School District GO, Capital Appreciation, Series 2009 A, (Election of 2008), 0.00%, 9/1/29(1)	5,905,000	3,474,915
Metropolitan Water District of Southern California Rev., Series 2012 B2, VRDN, 0.40%, 9/4/14	3,895,000	3,899,440
Modesto Irrigation District COP, Series 2009 A, 5.75%, 10/1/34	2,500,000	2,863,600
Mount San Antonio Community College District GO, Series 2013 A, (Election of 2008), 5.00%, 8/1/34	1,000,000	1,148,350
New Haven Unified School District GO, 12.00%, 8/1/18 (AGM)	880,000	1,256,772
Newport Beach Rev., Series 2011 A, (Hoag Memorial Hospital Presbyterian), 6.00%, 12/1/21, Prerefunded at 100% of Par(2)	1,000,000	1,289,150
North Lake Tahoe Public Financing Authority Rev., 5.00%, 12/1/21	500,000	609,015
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	1,000,000	1,120,770
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	460,000	554,424
Ontario Public Financing Authority Rev., 5.00%, 7/1/43	1,000,000	1,120,010
Orange County Transportation Authority Rev., (Senior Lien), 5.00%, 8/15/25	1,000,000	1,188,690
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	500,000	540,250
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	750,000	780,465
Palomar Pomerado Health GO, Capital Appreciation, Series 2009 A, (Election of 2004), 0.00%, 8/1/19 (AGC)(5)	1,670,000	1,570,835
Palos Verdes Peninsula Unified School District GO, Series 2009 R, (Election of 2005), 0.00%, 8/1/33(1)	2,600,000	1,305,304
Paramount Unified School District GO, Capital Appreciation, (Election of 2006), 0.00%, 8/1/51 (BAM)(1)	7,500,000	655,200
Pomona Unified School District GO, Series 2000 A, 6.55%, 8/1/29 (NATL-RE)	1,000,000	1,342,400
Pomona Unified School District GO, Series 2001 A, 6.15%, 8/1/30 (NATL-RE)	855,000	1,052,488
Porterville Public Financing Authority Sewer Rev., 5.625%, 10/1/36	1,500,000	1,729,545
Poway Unified School District GO, Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(1)	2,110,000	643,487
Poway Unified School District Public Financing Authority Rev., 7.875%, 9/15/39	1,010,000	1,156,299
Riverside County Asset Leasing Corp. Rev., Series 2013 A, (Public Defender and Probation Building), 5.00%, 11/1/43	1,000,000	1,099,880
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.50%, 10/1/40	625,000	705,975
Sacramento County Airport System Rev., Series 2009 D, (Grant Revenue Bonds), 5.625%, 7/1/29	1,000,000	1,150,480

15

	Principal Amount	Value
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 B, VRN, 0.68%, 9/2/14 (NATL-RE/FGIC)	$1,500,000	$1,324,755
Saddleback Valley Unified School District Public Financing Authority Special Tax Rev., Series 1997 A, 6.00%, 9/1/16 (AGM)	1,000,000	1,103,210
San Bernardino Community College District GO, Capital Appreciation, Series 2009 B, (Election of 2008), 0.00%, 8/1/19(5)	7,400,000	6,918,408
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,350,000	1,581,255
San Diego Community College District GO, (Election of 2002), 5.00%, 8/1/25	500,000	613,570
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/40	1,500,000	1,662,405
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/43	1,000,000	1,092,860
San Diego County Water Authority Rev., Series 2011 S1, (Subordinate Lien), 5.00%, 7/1/16	1,665,000	1,803,595
San Diego Public Facilities Financing Authority Sewer Rev., Series 2009 A, 5.25%, 5/15/34	2,000,000	2,296,700
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/30	2,000,000	2,326,840
San Diego Unified Port District Rev., Series 2013 A, 5.00%, 9/1/24	500,000	592,185
San Diego Unified School District GO, Capital Appreciation, Series 2010 C, (Election of 2008), 0.00%, 7/1/36(1)	5,000,000	1,974,500
San Diego Unified School District GO, Capital Appreciation, Series 2010 C, (Election of 2008), 0.00%, 7/1/44(1)	2,880,000	741,370
San Diego Unified School District GO, Capital Appreciation, Series 2012 E, (Election of 2008), 0.00%, 7/1/49(1)	1,000,000	199,010
San Francisco City and County Airports Commission Rev., Series 2009 E, (San Francisco International Airport), 5.25%, 5/1/23	3,000,000	3,524,100
San Francisco City and County Airports Commission Rev., Series 2010 F, (San Francisco International Airport), 5.00%, 5/1/40	2,150,000	2,312,798
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/29	1,170,000	1,348,987
San Francisco City and County Public Utilities Commission Rev., Series 2011 A, 5.00%, 11/1/41	1,000,000	1,134,100
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.625%, 8/1/27	500,000	585,705
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/43	500,000	549,415
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment), 5.00%, 8/1/31	400,000	447,604
San Joaquin Hills Transportation Corridor Agency Rev., (Senior Lien), 5.00%, 1/1/33	1,200,000	1,199,352
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.50%, 9/1/44	750,000	825,878
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.875%, 9/1/32	685,000	779,948
San Mateo Union High School District GO, Capital Appreciation, 0.00%, 2/15/15(1)(2)	2,665,000	2,663,641
Santa Clara Electric Rev., Series 2011 A, 5.00%, 7/1/30	500,000	556,980
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.00%, 7/1/42	400,000	435,304
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.875%, 7/1/42	400,000	461,652
Santa Rosa Wastewater Rev., Capital Appreciation, Series 2002 B, 0.00%, 9/1/24 (Ambac)(1)	2,000,000	1,501,360

16

	Principal Amount	Value
South Placer Wastewater Authority Rev., VRN, 0.38%, 9/4/14	$1,650,000	$1,650,231
Southern California Public Power Authority Rev., Series 2013 A, (Southern Transmission), 5.00%, 7/1/17	1,050,000	1,184,127
Stockton Public Financing Authority Rev., Series 2010 A, (Delta Water Supply Project), 6.25%, 10/1/40	750,000	871,958
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 5.00%, 8/1/42 (AGM)	430,000	478,513
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/19 (BAM)	110,000	127,928
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/20 (BAM)	70,000	81,934
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/21 (BAM)	50,000	58,966
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/22 (BAM)	70,000	83,249
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/23 (BAM)	60,000	71,433
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/24 (BAM)	65,000	76,914
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.50%, 9/1/25 (BAM)	25,000	28,209
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/25 (BAM)	25,000	29,282
Susanville Public Financing Authority Rev., Series 2010 B, (Utility Enterprises), 6.00%, 6/1/45	1,000,000	1,084,070
Taft Public Financing Authority Lease Rev., Series 1997 A, (Community Correctional Facility Acquisition), 6.05%, 1/1/17	1,085,000	1,089,253
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A1, 5.00%, 6/1/37	500,000	401,550
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	1,200,000	1,409,088
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/14, Prerefunded at 100% of Par(2)	465,000	468,060
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.00%, 9/1/40	2,000,000	2,228,040
University of California Rev., Series 2013 AF, 5.00%, 5/15/25	1,000,000	1,217,550
University of California Rev., Series 2013 AK, VRDN, 5.00%, 5/15/23	2,000,000	2,464,040
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/33	3,000,000	3,466,470
Yosemite Community College District GO, Capital Appreciation, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(1)	3,000,000	1,044,360
		347,244,264
Guam — 0.9%
Guam Government GO, Series 2009 A, 6.75%, 11/15/29	900,000	1,012,203
Guam Power Authority Rev., Series 2010 A, 5.50%, 10/1/40	2,150,000	2,408,796
		3,420,999
Puerto Rico — 1.4%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	1,910,000	1,539,556
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	665,000	526,653
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	75,000	41,235
Puerto Rico GO, Series 2009 B, (Public Improvement), 6.00%, 7/1/39	1,000,000	789,340
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	500,000	389,660
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.00%, 7/1/41	300,000	221,811

17

	Principal Amount	Value
Puerto Rico GO, Series 2014 A, 8.00%, 7/1/35	$1,520,000	$1,395,330
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2011 A1, 0.00%, 8/1/41(1)	1,145,000	123,408
		5,026,993
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $321,891,809)		355,692,256
OTHER ASSETS AND LIABILITIES — 1.0%		3,577,954
TOTAL NET ASSETS — 100.0%		$359,270,210

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
22	U.S. Treasury 10-Year Notes	December 2014	$2,767,187	$(7,268)
57	U.S. Treasury Long Bonds	December 2014	7,985,344	(48,222)
			$10,752,531	$(55,490)

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation – Reinsured
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $423,704.

(4)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $1,024,370, which represented 0.3% of total net assets.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.
See Notes to Financial Statements.

18

Statement of Assets and Liabilities

AUGUST 31, 2014
Assets
Investment securities, at value (cost of $321,891,809)	$355,692,256
Cash	118,211
Receivable for investments sold	15,450
Receivable for capital shares sold	82,270
Receivable for variation margin on futures contracts	17,638
Interest receivable	3,991,402
359,917,227

Liabilities
Payable for investments purchased	156,683
Payable for capital shares redeemed	133,849
Accrued management fees	141,443
Distribution and service fees payable	7,578
Dividends payable	207,464
647,017

Net Assets	$359,270,210

Net Assets Consist of:
Capital paid in	$326,822,713
Accumulated net realized loss	(1,297,460)
Net unrealized appreciation	33,744,957
$359,270,210

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$344,356,049	29,274,149	$11.76
Institutional Class	$32,528	2,764	$11.77
A Class	$7,778,094	661,293	$11.76*
C Class	$7,103,539	603,820	$11.76
*Maximum offering price $12.31 (net asset value divided by 0.955).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED AUGUST 31, 2014
Investment Income (Loss)
Income:
Interest	$13,608,047

Expenses:
Management fees	1,672,872
Distribution and service fees:
A Class	19,179
C Class	71,754
Trustees’ fees and expenses	20,206
Other expenses	311
1,784,322

Net investment income (loss)	11,823,725

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,240,256
Futures contract transactions	(1,648,588)
(408,332)

Change in net unrealized appreciation (depreciation) on:
Investments	26,566,568
Futures contracts	(36,984)
26,529,584

Net realized and unrealized gain (loss)	26,121,252

Net Increase (Decrease) in Net Assets Resulting from Operations	$37,944,977

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2014 AND AUGUST 31, 2013
Increase (Decrease) in Net Assets	August 31, 2014	August 31, 2013
Operations
Net investment income (loss)	$11,823,725	$13,407,251
Net realized gain (loss)	(408,332)	3,355,902
Change in net unrealized appreciation (depreciation)	26,529,584	(30,027,092)
Net increase (decrease) in net assets resulting from operations	37,944,977	(13,263,939)

Distributions to Shareholders
From net investment income:
Investor Class	(11,420,347)	(12,700,407)
Institutional Class	(1,087)	(1,037)
A Class	(235,820)	(468,059)
C Class	(166,471)	(236,886)
Decrease in net assets from distributions	(11,823,725)	(13,406,389)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(29,319,234)	(51,139,417)

Net increase (decrease) in net assets	(3,197,982)	(77,809,745)

Net Assets
Beginning of period	362,468,192	440,277,937
End of period	$359,270,210	$362,468,192

See Notes to Financial Statements.

21

Notes to Financial Statements

AUGUST 31, 2014

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

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specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended August 31, 2014 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class.

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Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended August 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2014 were $164,499,882 and $192,644,643, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2014		Year ended August 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	810,047	$9,260,925	1,330,085	$15,587,725
Issued in reinvestment of distributions	748,186	8,549,754	798,978	9,279,060
Redeemed	(3,957,261)	(44,883,445)	(5,728,161)	(66,173,957)
	(2,399,028)	(27,072,766)	(3,599,098)	(41,307,172)
Institutional Class
Issued in reinvestment of distributions	94	1,087	89	1,037
A Class
Sold	65,096	758,402	346,831	4,084,031
Issued in reinvestment of distributions	19,845	226,631	37,846	441,181
Redeemed	(207,496)	(2,337,854)	(986,595)	(11,113,459)
	(122,555)	(1,352,821)	(601,918)	(6,588,247)
C Class
Sold	66,577	752,167	103,527	1,214,337
Issued in reinvestment of distributions	8,434	96,390	10,191	118,247
Redeemed	(154,263)	(1,743,291)	(398,074)	(4,577,619)
	(79,252)	(894,734)	(284,356)	(3,245,035)
Net increase (decrease)	(2,600,741)	$(29,319,234)	(4,485,283)	$(51,139,417)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The futures contracts sold as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of August 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $17,638 in receivable for variation margin on futures contracts.* For the year ended August 31, 2014, the effect of interest rate risk derivative instruments on the Statement of Operations was $(1,648,588) in net realized gain (loss) on futures contract transactions and $(36,984) in change in net unrealized appreciation (depreciation) on futures contracts.

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

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9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Exempt income	$11,823,725	$13,396,037
Taxable ordinary income	—	$10,352
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$321,891,809
Gross tax appreciation of investments	$34,636,314
Gross tax depreciation of investments	(835,867)
Net tax appreciation (depreciation) of investments	33,800,447
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$33,800,447
Other book-to-tax adjustments	$(50,646)
Undistributed tax-exempt income	—
Accumulated short-term capital losses	$(457,823)
Post-October capital loss deferral	$(844,481)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2019.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$10.94	0.38	0.82	1.20	(0.38)	—	(0.38)	$11.76	11.10%	0.47%	3.32%	46%	$344,356
2013	$11.70	0.37	(0.76)	(0.39)	(0.37)	—	(0.37)	$10.94	(3.45)%	0.47%	3.19%	44%	$346,396
2012	$10.94	0.41	0.77	1.18	(0.42)	—	(0.42)	$11.70	10.92%	0.47%	3.65%	76%	$412,713
2011	$11.20	0.47	(0.27)	0.20	(0.46)	—	(0.46)	$10.94	2.02%	0.48%	4.38%	63%	$379,586
2010	$10.67	0.49	0.54	1.03	(0.49)	(0.01)	(0.50)	$11.20	9.90%	0.48%	4.51%	25%	$426,044
Institutional Class
2014	$10.94	0.40	0.83	1.23	(0.40)	—	(0.40)	$11.77	11.42%	0.27%	3.52%	46%	$33
2013	$11.70	0.40	(0.76)	(0.36)	(0.40)	—	(0.40)	$10.94	(3.26)%	0.27%	3.39%	44%	$29
2012	$10.94	0.44	0.76	1.20	(0.44)	—	(0.44)	$11.70	11.14%	0.27%	3.85%	76%	$30
2011	$11.20	0.49	(0.26)	0.23	(0.49)	—	(0.49)	$10.94	2.22%	0.28%	4.58%	63%	$27
2010(3)	$10.79	0.26	0.41	0.67	(0.26)	—	(0.26)	$11.20	6.28%	0.28%(4)	4.69%(4)	25%(5)	$27

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For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$10.94	0.35	0.82	1.17	(0.35)	—	(0.35)	$11.76	10.83%	0.72%	3.07%	46%	$7,778
2013	$11.70	0.34	(0.76)	(0.42)	(0.34)	—	(0.34)	$10.94	(3.70)%	0.72%	2.94%	44%	$8,572
2012	$10.94	0.38	0.77	1.15	(0.39)	—	(0.39)	$11.70	10.64%	0.72%	3.40%	76%	$16,214
2011	$11.20	0.44	(0.26)	0.18	(0.44)	—	(0.44)	$10.94	1.77%	0.73%	4.13%	63%	$11,044
2010	$10.67	0.47	0.54	1.01	(0.47)	(0.01)	(0.48)	$11.20	9.63%	0.73%	4.26%	25%	$15,173
C Class
2014	$10.94	0.26	0.82	1.08	(0.26)	—	(0.26)	$11.76	10.00%	1.47%	2.32%	46%	$7,104
2013	$11.70	0.26	(0.76)	(0.50)	(0.26)	—	(0.26)	$10.94	(4.41)%	1.47%	2.19%	44%	$7,471
2012	$10.94	0.30	0.76	1.06	(0.30)	—	(0.30)	$11.70	9.82%	1.47%	2.65%	76%	$11,321
2011	$11.20	0.36	(0.26)	0.10	(0.36)	—	(0.36)	$10.94	1.01%	1.48%	3.38%	63%	$7,120
2010	$10.67	0.38	0.54	0.92	(0.38)	(0.01)	(0.39)	$11.20	8.81%	1.48%	3.51%	25%	$10,641

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 1, 2010 (commencement of sale) through August 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Long-Term Tax-Free Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2014

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	Intraware, Inc. (2003 to 2009)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustee
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed

33

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

34

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

35

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Proxy Voting Policies
Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $11,826,391 as exempt interest dividends for the fiscal year ended August 31, 2014.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83159 1410

ANNUAL REPORT	AUGUST 31, 2014

California Tax-Free Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for Municipal Bond (Muni) Returns

Stimulative monetary policies and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed-income securities helped persuade investors to seek risk and yield, which benefited both stocks and bonds during the period. The S&P 500 Index gained 25.25%. The 30-year U.S. Treasury bond returned 15.96%, according to Barclays.

After selling off in 2013, munis rallied strongly in 2014. The muni market rebounded from the ripple effects of Detroit’s bankruptcy, Puerto Rico’s fiscal struggles, and the mid-year “Taper Tantrum” interest rate increase in 2013 to post some of its strongest 12-month returns of the past 10 years. The rally resulted from a favorable combination of constrained inflation, improving economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally. The Barclays Municipal Bond Index returned 10.14%, compared with 5.66% for the Barclays U.S. Aggregate Bond Index. The Barclays California Tax-Exempt Bond Index and the Barclays Municipal High Yield Bond Index performed even better, returning 11.85% and 14.74%, respectively.

As is typically the case after such a strong fiscal year, we try to temper expectations for future returns. It’s unlikely that the muni market will perform again at that level in consecutive years. That said, favorable conditions do remain in place for munis, including economic growth and solid credit conditions in the U.S., contained inflation in the near term, and continuing investor demand for yield. Global economic and geopolitical uncertainties also help increase the relative attractiveness of U.S. bonds. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2014
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCTXX	0.01%(1)	0.01%(1)	1.06%(1)	2.53%(1)	11/9/83

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

AUGUST 31, 2014
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	(0.37)%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	7 days
Weighted Average Life	42 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	100%
31-90 days	—
91-180 days	—
More than 180 days	—

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period(1)3/1/14 - 8/31/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$0.76	0.15%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.52	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.45	$0.77	0.15%
Investor Class (before waiver)	$1,000	$1,022.69	$2.55	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

AUGUST 31, 2014

	Principal Amount	Value
MUNICIPAL SECURITIES — 96.8%
California — 96.8%
ABAG Finance Authority for Nonprofit Corps. Rev., (899 Charleston Project), VRDN, 0.03%, 9/2/14 (LOC: Bank of America N.A.)	$3,665,000	$3,665,000
California GO, Series 2004 A3, (Kindergarten), VRDN, 0.03%, 9/2/14 (LOC: State Street Bank & Trust Co.)	600,000	600,000
California Health Facilities Financing Authority Rev., Series 1988 B, (Catholic Healthcare), VRDN, 0.06%, 9/3/14 (NATL-RE)(LOC: JPMorgan Chase Bank N.A.)	3,200,000	3,200,000
California Infrastructure & Economic Development Bank Rev., (Bay Area Toll Bridges), VRDN, 0.08%, 9/4/14 (LOC: Union Bank N.A.)	2,030,000	2,030,000
California Infrastructure & Economic Development Bank Rev., (Catalina Museum Project), VRDN, 0.08%, 9/4/14 (LOC: Bank of the West)	1,000,000	1,000,000
California Infrastructure & Economic Development Bank Rev., (Columbia College), VRDN, 0.05%, 9/4/14 (LOC: Rabobank Nederland N .V.)	3,365,000	3,365,000
California Infrastructure & Economic Development Bank Rev., (Goodwill Industries of Orange County), VRDN, 0.10%, 9/4/14 (LOC: Wells Fargo Bank N.A.)	2,625,000	2,625,000
California Infrastructure & Economic Development Bank Rev., (Kennfoods USA), VRDN, 0.07%, 9/4/14 (LOC: Bank of the West)	1,390,000	1,390,000
California Infrastructure & Economic Development Bank Rev., (SRI International), VRDN, 0.06%, 9/4/14 (LOC: Wells Fargo Bank N.A.)	6,400,000	6,400,000
California Infrastructure & Economic Development Bank Rev., Series 2008 A, (iWorks, Inc.), VRDN, 0.09%, 9/4/14 (LOC: City National Bank and FHLB)	1,335,000	1,335,000
California Municipal Finance Authority Rev., Series 2008 A, (Central Coast YMCA), VRDN, 0.04%, 9/4/14 (LOC: Pacific Capital Bank N.A. and FHLB)	3,135,000	3,135,000
California Municipal Finance Authority Rev., Series 2010 A, (Southwest Community Health Center), VRDN, 0.06%, 9/4/14 (LOC: Comerica Bank)	3,970,000	3,970,000
California Municipal Finance Authority Rev., Series 2012 A, (High Desert Partnership in Academic Excellence Foundation), VRDN, 0.08%, 9/4/14 (LOC: Union Bank N.A.)	2,000,000	2,000,000
California Pollution Control Financing Authority Rev., (Musco Family Olive), VRDN, 0.17%, 9/4/14 (LOC: Bank of the West)	3,200,000	3,200,000
California Pollution Control Financing Authority Rev., Series 2010 A, (Alameda Country Industries), VRDN, 0.07%, 9/3/14 (LOC: Bank of the West)	2,460,000	2,460,000
California State Enterprise Development Authority Rev., (Community Hospice Inc.), VRDN, 0.05%, 9/4/14 (LOC: Bank of Stockton and FHLB)	3,795,000	3,795,000
California State Enterprise Development Authority Rev., (Humane Society Silicon Valley), VRDN, 0.05%, 9/4/14 (LOC: First Republic Bank and FHLB)	6,695,000	6,695,000
California State Enterprise Development Authority Rev., (LBM Partnership LP), VRDN, 0.06%, 9/4/14 (LOC: Wells Fargo Bank N.A.)	2,825,000	2,825,000
California State University PUTTERs Rev., Series 2008-2646Z, VRDN, 0.13%, 9/4/14 (AGM) (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	4,670,000	4,670,000
California Statewide Communities Development Authority Rev., (Goodwill of Santa Cruz), VRDN, 0.10%, 9/4/14 (LOC: Wells Fargo Bank N.A.)	2,200,000	2,200,000

7

	Principal Amount	Value
California Statewide Communities Development Authority Rev., (Livermore Valley Arts Center Project), VRDN, 0.06%, 9/3/14 (LOC: Bank of New York Mellon)	$10,000,000	$10,000,000
California Statewide Communities Development Authority Rev., (Trinity Children & Family), VRDN, 0.10%, 9/3/14 (LOC: Citizens Business Bank and California State Teacher's Retirement System)	3,920,000	3,920,000
California Statewide Communities Development Authority COP, VRDN, 0.06%, 9/3/14 (LOC: Union Bank N.A.)	1,520,000	1,520,000
City of Hanford Sewer System Rev., Series 1996 A, VRDN, 0.08%, 9/4/14 (LOC: Union Bank N.A.)	760,000	760,000
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 87-8), VRDN, 0.02%, 9/2/14 (LOC: State Street Bank & Trust Co.)	2,100,000	2,100,000
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 94-15), VRDN, 0.02%, 9/2/14 (LOC: State Street Bank & Trust Co.)	1,900,000	1,900,000
City of Oroville Rev., Series 2012 A, (Oroville Hospital), VRDN, 0.08%, 9/4/14 (LOC: Comerica Bank)	6,600,000	6,600,000
City of Reedley COP, (Mennonite Brethren Homes), VRDN, 0.06%, 9/4/14 (LOC: Bank of the Sierra and FHLB)	7,500,000	7,500,000
City of Riverside Water Rev., Series 2011 A, VRN, 0.07%, 9/4/14	10,800,000	10,800,000
County of San Bernardino Rev., Series 2004 A, (WLP Parkview Place Apartments), VRDN, 0.10%, 9/4/14 (LOC: FNMA)	3,420,000	3,420,000
County of Yolo Rev., (Beckett Hall, Inc.), VRDN, 0.13%, 9/4/14 (LOC: Bank of the West and California State Teacher's Retirement System)	6,850,000	6,850,000
Eastern Municipal Water District Water & Sewer Rev., (Flexible Index Mode), VRN, 0.07%, 9/4/14	6,000,000	6,000,000
Eastern Municipal Water District Water & Sewer Rev., Series 2012 A, VRN, 0.06%, 9/4/14	5,000,000	5,000,000
Hesperia Public Financing Authority Rev., (1993 Street Improvement Project), VRDN, 0.11%, 9/3/14 (LOC: Bank of the West)	500,000	500,000
Hesperia Public Financing Authority Rev., Series 1998 B, (Water Administration Facilities), VRDN, 0.11%, 9/3/14 (LOC: Bank of the West)	810,000	810,000
Irvine Ranch Water District Rev., Series 2009 B, VRDN, 0.02%, 9/2/14 (LOC: Bank of America N.A.)	600,000	600,000
Irvine Ranch Water District Rev., Series 2011 A1, VRN, 0.06%, 9/4/14	2,000,000	2,000,000
Irvine Ranch Water District Rev., Series 2011 A2, VRN, 0.06%, 9/4/14	4,000,000	4,000,000
Irvine Unified School District Special Tax Rev., Series 2012 B, (Community Facilities District No. 09-1), VRDN, 0.04%, 9/2/14 (LOC: Bank of America N.A.)	2,150,000	2,150,000
JP Morgan Chase PUTTERs/DRIVERs Trust, Series 2011-4005Z, VRDN, 0.13%, 9/4/14 (AGM) (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	6,590,000	6,590,000
Los Angeles County Community Development Commission COP, (Willowbrook Partnership), VRDN, 0.10%, 9/3/14 (LOC: Wells Fargo Bank N.A.)	2,300,000	2,300,000
Metropolitan Water District of Southern California Rev., Series 2009 A-2, VRN, 0.06%, 9/4/14	5,000,000	5,000,000
Metropolitan Water District of Southern California Rev., Series 2010 B, 2.25%, 7/1/15	200,000	203,398
Metropolitan Water District of Southern California Rev., Series 2010 B, 4.00%, 7/1/15	200,000	206,300
Metropolitan Water District of Southern California Rev., Series 2011 A-1, VRN, 0.07%, 9/4/14	7,500,000	7,500,000
Metropolitan Water District of Southern California Rev., VRN, 0.07%, 9/4/14	4,220,000	4,220,000
Monterey Peninsula Water Management District COP, (Wastewater Reclamation), VRDN, 0.06%, 9/4/14 (LOC: Wells Fargo Bank N.A.)	3,000,000	3,000,000

8

	Principal Amount	Value
Pittsburg Public Financing Authority Rev., VRDN, 0.06%, 9/4/14 (LOC: Bank of the West)	$3,080,000	$3,080,000
Pittsburg Redevelopment Agency Tax Allocation Rev., Series 2004 A, (Los Medanos Community), VRDN, 0.04%, 9/2/14 (LOC: State Street Bank & Trust Co. and California State Teacher's Retirement System)	3,945,000	3,945,000
San Bernardino County Housing Authority Rev., Series 2005 A, (Raintree Apartments), VRDN, 0.06%, 9/4/14 (LOC: East West Bank and FHLB)	3,800,000	3,800,000
Santa Clara County Housing Authority Rev., Series 2003 A, VRDN, 0.07%, 9/4/14 (LOC: Citibank N.A.)	1,515,000	1,515,000
State of California Puttable Floating Options Rev., VRDN, 0.12%, 9/4/14 (AGM) (LIQ FAC: Bank of America N.A.)(1)	3,480,000	3,480,000
State of California Puttable Floating Options Rev., VRDN, 0.18%, 9/4/14 (LIQ FAC: Bank of America N.A.)(1)	5,000,000	5,000,000
Three Valleys Municipal Water District COP, (Miramar Water Treatment), VRDN, 0.07%, 9/3/14 (LOC: Wells Fargo Bank N.A.)	1,100,000	1,100,000
Town of Apple Valley COP, (Public Facilities Financing), VRDN, 0.08%, 9/4/14 (LOC: Union Bank N.A.)	1,830,000	1,830,000
Town of Hillsborough COP, Series 2003 A, (Water & Sewer System), VRDN, 0.11%, 9/4/14 (SBBPA: JPMorgan Chase Bank N.A.)	2,895,000	2,895,000
Town of Hillsborough COP, Series 2006 A, (Water & Sewer System), VRDN, 0.11%, 9/4/14 (SBBPA: JPMorgan Chase Bank N.A.)	7,945,000	7,945,000
University of California Rev., Series 2013 AL-3, VRN, 0.04%, 9/4/14	1,000,000	1,000,000
Victorville Joint Powers Finance Authority Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 1.05%, 9/4/14 (LOC: BNP Paribas)	12,475,000	12,475,000
TOTAL MUNICIPAL SECURITIES		214,074,698
COMMERCIAL PAPER(2) — 2.3%
San Diego County Water Authority, 0.06%, 9/3/14	5,000,000	5,000,000
TOTAL INVESTMENT SECURITIES — 99.1%		219,074,698
OTHER ASSETS AND LIABILITIES — 0.9%		1,967,193
TOTAL NET ASSETS — 100.0%		$221,041,891

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
COP	-	Certificates of Participation
DRIVERs	-	Derivative Inverse Tax-Exempt Receipts
FHLB	-	Federal Home Loan Bank
FNMA	-	Federal National Mortgage Association
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
PUTTERs	-	Puttable Tax-Exempt Receipts
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $19,740,000, which represented 8.9% of total net assets.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

AUGUST 31, 2014
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$219,074,698
Cash	548,076
Receivable for investments sold	1,334,000
Receivable for capital shares sold	203,512
Interest receivable	33,343
221,193,629

Liabilities
Payable for capital shares redeemed	129,558
Accrued management fees	22,180
151,738

Net Assets	$221,041,891

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	221,043,878

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$221,043,884
Accumulated net realized loss	(1,993)
$221,041,891

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED AUGUST 31, 2014
Investment Income (Loss)
Income:
Interest	$388,678

Expenses:
Management fees	1,134,516
Trustees' fees and expenses	13,027
Other expenses	473
1,148,016
Fees waived	(782,174)
365,842

Net investment income (loss)	22,836

Net realized gain (loss) on investment transactions	5,114

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,950

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2014 AND AUGUST 31, 2013
Increase (Decrease) in Net Assets	August 31, 2014	August 31, 2013
Operations
Net investment income (loss)	$22,836	$24,704
Net realized gain (loss)	5,114	—
Net increase (decrease) in net assets resulting from operations	27,950	24,704

Distributions to Shareholders
From net investment income	(22,836)	(24,704)

Capital Share Transactions
Proceeds from shares sold	67,371,636	77,817,102
Proceeds from reinvestment of distributions	22,032	23,561
Payments for shares redeemed	(87,438,069)	(100,156,625)
Net increase (decrease) in net assets from capital share transactions	(20,044,401)	(22,315,962)

Net increase (decrease) in net assets	(20,039,287)	(22,315,962)

Net Assets
Beginning of period	241,081,178	263,397,140
End of period	$221,041,891	$241,081,178

Transactions in Shares of the Fund
Sold	67,371,636	77,817,102
Issued in reinvestment of distributions	22,032	23,561
Redeemed	(87,438,069)	(100,156,635)
Net increase (decrease) in shares of the fund	(20,044,401)	(22,315,972)

See Notes to Financial Statements.

12

Notes to Financial Statements

AUGUST 31, 2014

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended August 31, 2014 was 0.49% before waiver and 0.15% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended August 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

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6. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Exempt income	$22,836	$24,704
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2014, the fund had accumulated short-term capital losses of $(1,993), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

15

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2014	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.16%	0.50%	0.01%	(0.33)%	$221,042
2013	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.28%	0.50%	0.01%	(0.21)%	$241,081
2012	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.40%	0.50%	0.01%	(0.09)%	$263,397
2011	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.38%	0.50%	0.01%	(0.11)%	$299,366
2010	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.03%	0.34%	0.50%	0.01%	(0.15)%	$345,565

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Money Market Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2014

17

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	Intraware, Inc. (2003 to 2009)

18

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustee
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

19

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

20

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

21

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was in the first quartile of its peer universe for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board

22

found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. Given the industry-wide proliferation of fee waivers to support positive money market fund yields, the Board recognized that net fee comparisons may be less statistically relevant than in prior years. With that in mind, the Board reviewed peer data both on a gross basis and net of applicable waivers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

23

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

24

Additional Information

Proxy Voting Policies
Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $22,836 as exempt interest dividends for the fiscal year ended
August 31, 2014.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83161 1410

ANNUAL REPORT	AUGUST 31, 2014

California Intermediate-Term Tax-Free Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for Municipal Bond (Muni) Returns

Stimulative monetary policies and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed-income securities helped persuade investors to seek risk and yield, which benefited both stocks and bonds during the period. The S&P 500 Index gained 25.25%. The 30-year U.S. Treasury bond returned 15.96%, according to Barclays.

After selling off in 2013, munis rallied strongly in 2014. The muni market rebounded from the ripple effects of Detroit’s bankruptcy, Puerto Rico’s fiscal struggles, and the mid-year “Taper Tantrum” interest rate increase in 2013 to post some of its strongest 12-month returns of the past 10 years. The rally resulted from a favorable combination of constrained inflation, improving economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally. The Barclays Municipal Bond Index returned 10.14%, compared with 5.66% for the Barclays U.S. Aggregate Bond Index. The Barclays California Tax-Exempt Bond Index and the Barclays Municipal High Yield Bond Index performed even better, returning 11.85% and 14.74%, respectively.

As is typically the case after such a strong fiscal year, we try to temper expectations for future returns. It’s unlikely that the muni market will perform again at that level in consecutive years. That said, favorable conditions do remain in place for munis, including economic growth and solid credit conditions in the U.S., contained inflation in the near term, and continuing investor demand for yield. Global economic and geopolitical uncertainties also help increase the relative attractiveness of U.S. bonds. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of August 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCITX	7.68%	4.85%	4.09%	5.58%	11/9/83
Barclays 7 Year Municipal Bond Index	—	7.52%	4.95%	4.70%	N/A(1)	—
Institutional Class	BCTIX	7.90%	—	—	4.76%	3/1/10
A Class	BCIAX					3/1/10
No sales charge*		7.41%	—	—	4.29%
With sales charge*		2.54%	—	—	3.22%
C Class	BCIYX	6.71%	—	—	3.53%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available January 1990.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2004

Value on August 31, 2014
Investor Class — $14,932

Barclays 7 Year Municipal Bond Index — $15,841

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

California Intermediate-Term Tax-Free Bond returned 7.68%* for the fiscal year ended August 31, 2014. By comparison, the Barclays 7 Year Municipal Bond Index returned 7.52%. Fund returns reflect operating expenses, while index returns do not. (See pages 3 and 4 for additional performance comparisons.)

The fund’s absolute return reflected the positive overall performance of municipal bonds (munis), despite some challenges early in the reporting period. After struggling in 2013 with rising interest rates, negative credit-related events, and steady muni fund outflows, the muni market rebounded throughout the first eight months of 2014. Investor optimism regarding munis improved as fears about sharp rate hikes and widespread municipal credit challenges subsided. In addition, higher federal tax rates made the taxable-equivalent yields of munis more attractive for many yield-hungry investors. Meanwhile, growing demand for munis was met with declining issuance, providing a positive supply/demand backdrop.

The portfolio’s single-state bias was a main contributor to the fund’s outperformance relative to its benchmark. California munis generally outperformed the national muni benchmarks. In addition, overweight positions among longer-maturity securities contributed favorably to the fund’s relative results.

Fiscal and Credit Fundamentals

The muni market faced—but generally overcame—some notable negative headlines during the 12-month period. Detroit’s bankruptcy filing, which occurred in July 2013, prior to the start of the current reporting period, continued to taint market sentiment, particularly early in the period. Additionally, Puerto Rico, which is one of the largest issuers of municipal debt, captured headlines as the Commonwealth struggled with a stubbornly weak economy, mounting debt, and persistent budget deficits, which ultimately prompted Puerto Rico’s government to draft a controversial debt-restructuring plan.

Despite these high-profile challenges, overall credit trends in the muni market were stable to improving throughout the period. State and local tax revenues generally increased, due to improving local economies and/or higher tax rates. And that trend may continue. According to the National Association of State Budget Officers, 42 states plan to increase spending in fiscal 2015 (which began July 1, 2014, for most states). In California, employment and housing market gains helped improve the state’s fiscal landscape. California’s fiscal 2015 spending plan pays down debt, builds a rainy day fund, and provides additional money for schools and health care. Citing California’s “rapidly improving financial position,” Moody’s Investors Service upgraded the state’s general obligation (GO) credit rating to its highest level since 2001 (to Aa3). California state GOs remained rated “A” by Fitch and Standard & Poor’s.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Nationwide, muni credit-rating downgrades continued to outpace upgrades, but at a narrowing pace. Furthermore, the national muni default rate remained low at approximately 0.02% through the first seven months of 2014, compared with 0.08% for the full year of 2013, according to Bank of America. We continue to believe it’s unlikely any states will default, but select, isolated state and commonwealth credit ratings are likely to remain under downward pressure, and court decisions on bondholder versus debtor rights in current muni bankruptcy proceedings could produce more ripples. Overall, we still believe the events in Puerto Rico and Detroit reflect well-documented idiosyncratic credit risks that are particular to their situations and are not indicative of underlying municipal market credit trends.

Portfolio Positioning

In addition to the portfolio’s California bias compared with the benchmark, yield curve and duration (price sensitivity to interest rate changes) positioning contributed to the fund’s relative outperformance. Specifically, we positioned the fund with overweight positions relative to the benchmark in longer-maturity securities. After rising early in the reporting period, longer-term interest rates fell sharply during the first eight months of 2014, causing the yield curve to flatten. This downward shift in rates more than offset the earlier effects of higher rates, and returns on longer-maturity munis significantly outperformed their shorter-maturity counterparts.

Overall, we continued to favor revenue bonds, which generally outperformed GO bonds during the period. However, our specific security selections detracted from relative performance. In particular, our holdings in the public power and water and sewer sectors weighed on results. Small positions in Puerto Rico electric and water/sewer bonds primarily accounted for the underperformance in these sectors. Meanwhile, security selection among lease revenue and toll road bonds contributed positively to relative performance.

The fund owned Treasury futures as part of its duration positioning strategy. This particular position detracted from performance, but overall the portfolio’s duration and yield curve positioning contributed positively to performance.

Outlook

Near term, we expect the muni market’s supply/demand imbalance to continue to drive performance. Although we expect muni supply to increase in the months ahead, we also expect demand to remain strong. We believe interest rates may slowly climb to more “normal” levels as the economy gradually improves and the Federal Reserve's quantitative easing program concludes. We therefore expect to add securities we believe should perform well in a rising rate environment, including higher-yielding munis. Additionally, we expect fundamental credit research, active management, and security selection to become increasingly important as rates normalize.

Fund Characteristics

AUGUST 31, 2014
Portfolio at a Glance
Weighted Average Maturity	8.8 years
Average Duration (Modified)	4.1 years

Top Five Sectors	% of fund investments
Public Power	16%
General Obligation (GO) - State	12%
Lease Revenue	10%
General Obligation (GO) - Local	9%
Prerefunded	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.1%
Other Assets and Liabilities	0.9%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period(1) 3/1/14 - 8/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,026.70	$2.40	0.47%
Institutional Class	$1,000	$1,027.80	$1.38	0.27%
A Class	$1,000	$1,025.40	$3.68	0.72%
C Class	$1,000	$1,021.60	$7.49	1.47%
Hypothetical
Investor Class	$1,000	$1,022.84	$2.40	0.47%
Institutional Class	$1,000	$1,023.84	$1.38	0.27%
A Class	$1,000	$1,021.58	$3.67	0.72%
C Class	$1,000	$1,017.80	$7.48	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

AUGUST 31, 2014

	Principal Amount	Value
MUNICIPAL SECURITIES — 99.1%
California — 97.6%
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 4.00%, 7/1/15	$280,000	$288,347
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 4.00%, 7/1/16	270,000	286,683
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/17	1,000,000	1,115,100
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/18	500,000	570,765
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2011 A, (Sharp HealthCare), 6.00%, 8/1/30	2,500,000	3,073,475
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2014 A, (Sharp HealthCare), 5.00%, 8/1/33	1,450,000	1,635,556
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/24	2,000,000	2,390,740
Alameda Corridor Transportation Authority Rev., Series 2013 A, (Senior Lien), 5.00%, 10/1/20	3,010,000	3,598,997
Alameda Corridor Transportation Authority Rev., Capital Appreciation, Series 1999 A, 0.00%, 10/1/35 (NATL-RE)(1)	9,000,000	3,572,190
Alum Rock Union Elementary School District GO, Series 2013 A, (Election of 2012), 6.00%, 8/1/39	1,500,000	1,870,560
Anaheim Public Financing Authority Rev., Series 2011 A, (Electric System Distribution Facilities), 5.375%, 10/1/36	700,000	823,263
Anaheim Public Financing Authority Rev., Series 2012 A, (Electric System Distribution Facilities), 5.00%, 10/1/23	1,200,000	1,455,132
Anaheim Public Financing Authority Rev., Series 2012 A, (Electric System Distribution Facilities), 5.00%, 10/1/24	2,275,000	2,732,935
Bay Area Toll Authority Toll Bridge Rev., Series 2001 A, (San Francisco Bay Area), VRDN, 1.30%, 9/4/14	5,000,000	5,045,750
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A1, (San Francisco Bay Area), VRDN, 0.75%, 9/4/14	1,450,000	1,450,710
Bay Area Toll Authority Toll Bridge Rev., Series 2007 F, (San Francisco Bay Area), 5.00%, 4/1/17, Prerefunded at 100% of Par(2)	2,000,000	2,235,340
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/18, Prerefunded at 100% of Par(2)	5,000,000	5,777,100
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G1, (San Francisco Bay Area), VRDN, 1.15%, 9/4/14	2,500,000	2,517,925
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.25%, 4/1/27	5,000,000	5,877,450
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F1, (San Francisco Bay Area), 5.00%, 4/1/24	1,500,000	1,815,990
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F1, (San Francisco Bay Area), 5.00%, 4/1/25	3,500,000	4,231,815
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F1, (San Francisco Bay Area), 5.00%, 4/1/28	7,185,000	8,480,743
Bay Area Toll Authority Toll Bridge Rev., Series 2013 S4, (San Francisco Bay Area), 5.00%, 4/1/43	5,610,000	6,231,644
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22	1,800,000	2,069,118
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	3,230,000	3,486,527

	Principal Amount	Value
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21	$5,000,000	$5,763,250
California Department of Water Resources Power Supply Rev., Series 2009 AG, (Central Valley), 5.00%, 12/1/25	1,000,000	1,192,120
California Department of Water Resources Power Supply Rev., Series 2010 L, 4.00%, 5/1/15	2,290,000	2,350,135
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/15	1,000,000	1,032,980
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/16	5,000,000	5,397,100
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/17	5,000,000	5,605,250
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/18	3,000,000	3,468,690
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19	7,000,000	8,316,700
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/21	3,000,000	3,590,820
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22	18,000,000	21,444,480
California Department of Water Resources Power Supply Rev., Series 2010 M, 4.00%, 5/1/15	7,275,000	7,466,041
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/15	4,000,000	4,131,920
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/16	2,000,000	2,158,840
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/20(3)	14,215,000	17,216,213
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/21	13,300,000	16,360,330
California Economic Recovery GO, Series 2004 C4, VRDN, 0.02%, 9/2/14 (LOC: JPMorgan Chase Bank N.A.)	2,905,000	2,905,000
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/18	7,000,000	8,142,400
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/19	4,505,000	5,366,987
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/20	5,000,000	5,941,050
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/22	2,000,000	2,171,520
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31	1,455,000	1,608,983
California Educational Facilities Authority Rev., (San Francisco University), 5.00%, 10/1/16	1,200,000	1,315,896
California Educational Facilities Authority Rev., (San Francisco University), 5.00%, 10/1/21	750,000	902,678
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/18	500,000	573,290
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/19	700,000	805,343
California Educational Facilities Authority Rev., (Santa Clara University), 5.25%, 4/1/23	2,000,000	2,281,960
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/15, Prerefunded at 100% of Par(2)	70,000	73,984
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/36	975,000	989,869
California Educational Facilities Authority Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24	2,100,000	2,447,508
California Educational Facilities Authority Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39	2,950,000	3,310,254

	Principal Amount	Value
California Educational Facilities Authority Rev., Series 2010 A, (Loyola Marymount University), 5.00%, 10/1/30	$1,365,000	$1,525,770
California Educational Facilities Authority Rev., Series 2010 B, (Loyola Marymount University), VRN, 0.85%, 9/4/14	3,675,000	3,678,491
California Educational Facilities Authority Rev., Series 2012 A, (University of the Pacific), 4.50%, 11/1/15	1,240,000	1,300,661
California Educational Facilities Authority Rev., Series 2012 A, (University of the Pacific), 4.50%, 11/1/17	1,000,000	1,115,360
California GO, 4.00%, 10/1/14	3,000,000	3,010,560
California GO, 5.00%, 9/1/15	9,115,000	9,562,638
California GO, 5.00%, 11/1/16 (Ambac)	1,575,000	1,733,996
California GO, 5.00%, 10/1/17	2,170,000	2,463,189
California GO, 5.50%, 4/1/18	2,535,000	2,966,508
California GO, 5.00%, 8/1/18	2,260,000	2,504,871
California GO, 5.00%, 9/1/18	1,000,000	1,165,860
California GO, 5.00%, 9/1/19	7,645,000	9,116,968
California GO, 5.00%, 3/1/20	1,690,000	1,909,210
California GO, 5.00%, 8/1/20	5,000,000	5,521,250
California GO, 5.25%, 10/1/20	5,000,000	6,050,350
California GO, 5.00%, 3/1/22	5,000,000	5,351,850
California GO, 5.00%, 9/1/22	2,000,000	2,458,120
California GO, 5.50%, 4/1/24	4,600,000	5,470,320
California GO, 5.00%, 8/1/24	1,260,000	1,384,942
California GO, 5.00%, 12/1/26	1,045,000	1,260,510
California GO, 5.00%, 2/1/27	14,000,000	16,529,380
California GO, 5.00%, 2/1/28	5,795,000	6,809,647
California GO, 5.75%, 4/1/28	5,000,000	5,981,800
California GO, 5.00%, 11/1/29	2,625,000	3,102,015
California GO, 5.75%, 4/1/31	5,000,000	5,947,400
California GO, 5.00%, 11/1/32	1,890,000	2,085,161
California GO, 6.50%, 4/1/33	5,000,000	6,115,750
California GO, 6.00%, 4/1/38	3,000,000	3,573,690
California GO, Series 2003 A1, VRDN, 0.03%, 9/2/14 (LOC: JPMorgan Chase Bank N.A.)	3,700,000	3,700,000
California GO, Series 2004 A1, VRDN, 0.02%, 9/2/14 (LOC: Citibank N.A.)	800,000	800,000
California GO, Series 2004 A3, (Kindergarten), VRDN, 0.03%, 9/2/14 (LOC: State Street Bank & Trust Co.)	7,300,000	7,300,000
California GO, Series 2004 B2, (Kindergarten), VRDN, 0.02%, 9/2/14 (LOC: Citibank N.A.)	1,900,000	1,900,000
California GO, Series 2012 B, VRN, 0.95%, 9/4/14	2,000,000	2,024,940
California GO, Series 2012 B, VRN, 1.05%, 9/4/14	800,000	811,944
California GO, Series 2012 B, VRN, 1.20%, 9/4/14	960,000	978,000
California GO, VRDN, 4.00%, 12/1/16	3,000,000	3,191,280
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/18	1,000,000	1,161,750
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/19	735,000	869,534
California Health Facilities Financing Authority Rev., (NCROC Paradise Valley Estates), 5.70%, 12/1/24 (Ambac/California Mortgage Insurance)	1,455,000	1,709,712

	Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	$2,000,000	$2,046,140
California Health Facilities Financing Authority Rev., Series 2008 A, (Scripps Health), 5.00%, 10/1/17	1,400,000	1,587,530
California Health Facilities Financing Authority Rev., Series 2008 A, (Sutter Health), 5.50%, 8/15/17	1,000,000	1,147,200
California Health Facilities Financing Authority Rev., Series 2008 A, (Sutter Health), 5.25%, 8/15/22	3,335,000	3,878,505
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	2,200,000	2,250,754
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,534,605
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 5.00%, 10/1/14	500,000	502,195
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.25%, 10/1/18, Prerefunded at 100% of Par(2)	3,250,000	3,975,010
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	40,000	49,289
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	2,085,000	2,566,364
California Health Facilities Financing Authority Rev., Series 2008 H, (Catholic Healthcare West), 5.125%, 7/1/22	355,000	368,281
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 5.00%, 7/1/18	3,000,000	3,419,130
California Health Facilities Financing Authority Rev., Series 2009 A, (Children's Hospital of Orange County), 6.25%, 11/1/29	5,000,000	5,879,000
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.50%, 7/1/29	1,500,000	1,747,395
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.75%, 7/1/39	1,000,000	1,166,340
California Health Facilities Financing Authority Rev., Series 2010 A, (Stanford Hospital), 5.00%, 11/15/25	2,000,000	2,307,840
California Health Facilities Financing Authority Rev., Series 2011 B, (St. Joseph Health System), VRDN, 0.04%, 9/2/14 (LOC: U.S. Bank N.A.)	4,750,000	4,750,000
California Health Facilities Financing Authority Rev., Series 2011 B, (Sutter Health), 6.00%, 8/15/42	1,000,000	1,205,310
California Health Facilities Financing Authority Rev., Series 2011 C, (St. Joseph Health System), VRDN, 0.02%, 9/2/14 (LOC: Allied Irish Bank plc)	6,685,000	6,685,000
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/18	1,305,000	1,518,733
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/22	1,650,000	1,967,245
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	1,000,000	1,109,660
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	890,000	985,346
California Health Facilities Financing Authority Rev., Series 2013 A, (Sutter Health), 5.00%, 8/15/52	4,500,000	4,940,865
California Infrastructure & Economic Development Bank Rev., (Columbia College), VRDN, 0.05%, 9/4/14 (LOC: Rabobank Nederland N.V.)	1,555,000	1,555,000
California Infrastructure & Economic Development Bank Rev., (Pacific Gas & Electric Co.), VRDN, 0.03%, 9/2/14 (LOC: Union Bank N.A.)	12,300,000	12,300,000
California Infrastructure & Economic Development Bank Rev., Series 2000 A, (Scripps Research Institute), 5.625%, 7/1/20	790,000	793,381

	Principal Amount	Value
California Infrastructure & Economic Development Bank Rev., Series 2003 A, (Bay Area Toll Bridges Seismic Retrofit 1st Lien), 5.125%, 7/1/26, Prerefunded at 100% of Par (Ambac)(2)	$5,000,000	$6,538,300
California Infrastructure & Economic Development Bank Rev., Series 2010 A, (University of California, San Francisco Neuroscience Building), 5.00%, 5/15/22	3,735,000	4,446,928
California Infrastructure & Economic Development Bank Rev., Series 2012 A1, (J. Paul Getty Trust), 4.00%, 10/1/15	975,000	1,016,204
California Infrastructure & Economic Development Bank Rev., Series 2012 B1, (J. Paul Getty Trust), VRDN, 0.35%, 9/4/14	7,500,000	7,500,975
California Infrastructure & Economic Development Bank Rev., Series 2013 A, (Los Angeles County Museum of Art Project), VRDN, 1.86%, 9/4/14	3,000,000	3,061,800
California Municipal Finance Authority Rev., (Biola University), 5.00%, 10/1/18	1,000,000	1,126,830
California Municipal Finance Authority Rev., (Community Hospitals Central), 5.00%, 2/1/17	2,000,000	2,176,420
California Municipal Finance Authority Rev., Series 2007, (Loma Linda University), 5.00%, 4/1/23	1,145,000	1,217,421
California Municipal Finance Authority Rev., Series 2007, (Loma Linda University), 5.00%, 4/1/28	2,000,000	2,094,540
California Municipal Finance Authority Rev., Series 2010 A, (Eisenhower Medical Center), 5.00%, 7/1/19	605,000	668,858
California Municipal Finance Authority Rev., Series 2010 A, (Eisenhower Medical Center), 5.25%, 7/1/21	1,760,000	1,948,267
California Municipal Finance Authority Rev., Series 2010 A, (University of Louisiana Verne), 5.00%, 6/1/17	2,290,000	2,499,878
California Municipal Finance Authority Rev., Series 2011, (Emerson College), 5.75%, 1/1/33	2,250,000	2,601,022
California Municipal Finance Authority Rev., Series 2011, (Emerson College), 6.00%, 1/1/42	1,000,000	1,166,500
California Pollution Control Financing Authority Rev., Series 1996 E, (Pacific Gas & Electric Company), VRDN, 0.02%, 9/2/14 (LOC: JPMorgan Chase Bank N.A.)	1,400,000	1,400,000
California Pollution Control Financing Authority Rev., Series 1996 F, (Pacific Gas & Electric Company), VRDN, 0.02%, 9/2/14 (LOC: JPMorgan Chase Bank N.A.)	4,600,000	4,600,000
California Public Works Board Lease Rev., Series 2005 A, (Department of General Services - Butterfield), 5.00%, 6/1/15	1,450,000	1,503,606
California Public Works Board Lease Rev., Series 2006 A, (California State University), 5.00%, 10/1/16 (NATL-RE/FGIC)	1,500,000	1,645,200
California Public Works Board Lease Rev., Series 2009 A, (Department of General Services - Building 8 & 9), 6.25%, 4/1/34	2,435,000	2,889,517
California Public Works Board Lease Rev., Series 2009 B, (Department of Education - Riverside Campus), 6.00%, 4/1/27	2,130,000	2,516,297
California Public Works Board Lease Rev., Series 2009 I1, (Various Capital Projects), 6.375%, 11/1/34	2,500,000	3,036,850
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/15	4,000,000	4,242,120
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/16	1,820,000	2,009,007
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.25%, 12/1/26	2,000,000	2,425,100
California Public Works Board Lease Rev., Series 2011 G, (University of California), 5.00%, 12/1/21, Prerefunded at 100% of Par(2)(3)	3,700,000	4,547,004
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/15	4,000,000	4,115,360

	Principal Amount	Value
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/21	$3,000,000	$3,627,150
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/22	2,100,000	2,551,878
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/23	2,000,000	2,402,200
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,800,000	2,113,722
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	4,545,000	5,038,905
California Public Works Board Lease Rev., Series 2012 D, 5.00%, 9/1/36	1,000,000	1,106,510
California Public Works Board Lease Rev., Series 2012 G, (Various Capital Projects), 4.00%, 11/1/17	1,250,000	1,382,138
California Public Works Board Lease Rev., Series 2013 H, (California State University Project), 5.00%, 9/1/38	4,500,000	5,001,030
California Public Works Board Lease Rev., Series 2013 I, (Various Capital Projects), 5.00%, 11/1/38	2,400,000	2,697,288
California Public Works Board Lease Rev., Series 2014 A, 5.00%, 9/1/25	5,000,000	6,097,950
California School Cash Reserve Program Authority Rev., Series 2014 G, 2.00%, 2/27/15	5,000,000	5,042,900
California State University Systemwide Rev., Series 2011 A, 5.00%, 11/1/20	1,250,000	1,516,925
California State University Systemwide Rev., Series 2011 A, 5.00%, 11/1/24	5,000,000	5,964,800
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.00%, 11/1/16	750,000	821,498
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.00%, 11/1/17	815,000	918,611
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.00%, 11/1/18	515,000	591,668
California Statewide Communities Development Authority Rev., (John Muir Health), 5.00%, 7/1/20	2,225,000	2,562,977
California Statewide Communities Development Authority Rev., (Southern California Edison Co.), VRDN, 1.375%, 4/2/18	1,775,000	1,785,543
California Statewide Communities Development Authority Rev., (St. Joseph Remarketing), 5.125%, 7/1/24 (NATL-RE)	2,000,000	2,271,780
California Statewide Communities Development Authority Rev., (Trinity Health Corp.), 5.00%, 12/1/41	1,570,000	1,717,030
California Statewide Communities Development Authority Rev., Series 2002 B, (Pooled Financing Program), 5.20%, 10/1/18 (AGM)	440,000	441,729
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.30%, 11/1/18	1,655,000	1,799,515
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.40%, 11/1/27	1,000,000	1,038,530
California Statewide Communities Development Authority Rev., Series 2007 A, (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/1/17, Prerefunded at 100% of Par (California Mortgage Insurance)(2)	1,000,000	1,137,250
California Statewide Communities Development Authority Rev., Series 2007 A, (Valleycare Health System), 4.80%, 7/15/17	1,980,000	2,103,493
California Statewide Communities Development Authority Rev., Series 2007 A, (Valleycare Health System), 5.00%, 7/15/22	2,460,000	2,527,478
California Statewide Communities Development Authority Rev., Series 2008 A, (John Muir Health), VRDN, 0.01%, 9/2/14 (LOC: Wells Fargo Bank N.A.)	1,600,000	1,600,000
California Statewide Communities Development Authority Rev., Series 2008 C, (John Muir Health), VRDN, 0.03%, 9/2/14 (LOC: Wells Fargo Bank N.A.)	1,100,000	1,100,000

	Principal Amount	Value
California Statewide Communities Development Authority Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/19	$1,450,000	$1,703,097
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	8,400,000	9,233,112
California Statewide Communities Development Authority Rev., Series 2014 B, (Los Angeles Jewish Home), 3.00%, 8/1/21 (GA: Jewish Home Foundation)	3,900,000	4,010,370
Calleguas-Las Virgenes Public Financing Authority Rev., Series 2007 A, (Municipal Water District), 5.00%, 7/1/16, Prerefunded at 100% of Par (NATL-RE/FGIC)(2)	1,000,000	1,085,830
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 87-1), 5.00%, 9/1/18 (Ambac)	3,115,000	3,361,801
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Merged and Amended Project Area), 4.00%, 10/1/15	625,000	650,400
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Merged and Amended Project Area), 4.00%, 10/1/16	525,000	563,477
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Merged and Amended Project Area), 4.00%, 10/1/17	675,000	742,608
Carson Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, (Project Area No. 1), 5.00%, 10/1/19 (AGM)	315,000	366,795
Chaffey Joint Union High School District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/30	3,125,000	3,636,250
Chaffey Joint Union High School District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/32	1,220,000	1,408,185
Chula Vista Rev., Series 2006 A, (San Diego Gas and Electric), 1.65%, 7/1/18	8,165,000	8,233,423
City of Fontana Special Tax Rev., (Community Facilities District No. 22), 4.00%, 9/1/18	740,000	803,729
City of Fontana Special Tax Rev., (Community Facilities District No. 22), 4.00%, 9/1/19	390,000	424,897
City of Fontana Special Tax Rev., (Community Facilities District No. 22), 5.00%, 9/1/20	545,000	621,289
City of Fontana Special Tax Rev., (Community Facilities District No. 22), 5.00%, 9/1/22	520,000	597,381
City of Fontana Special Tax Rev., (Community Facilities District No. 22), 5.00%, 9/1/24	575,000	662,297
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 13-3), 5.00%, 9/1/39	1,000,000	1,083,790
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 87-8), VRDN, 0.02%, 9/2/14 (LOC: State Street Bank & Trust Co.)	3,900,000	3,900,000
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/17	850,000	922,760
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/18	875,000	963,979
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 4.00%, 9/2/19	1,400,000	1,555,400
City of La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/20	640,000	721,536
City of La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/21	315,000	355,777
City of La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/22	225,000	254,329
Clovis Unified School District GO, Capital Appreciation, Series 2004 A, (Election of 2004), 0.00%, 8/1/24 (NATL-RE)(1)	5,935,000	4,366,676
East Bay Municipal Utility District Rev., Series 2012 B, 4.00%, 6/1/15	1,185,000	1,220,135
East Side Union High School District GO, Series 2012, 5.00%, 8/1/25	1,405,000	1,661,820
East Side Union High School District GO, Series 2013, 5.00%, 8/1/29	2,450,000	2,850,820

	Principal Amount	Value
Eastern Municipal Water District Water & Sewer COP, Series 2008 H, 5.00%, 7/1/24	$1,000,000	$1,142,510
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 5.00%, 7/1/15	600,000	624,774
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/16	600,000	641,082
Fairfield Redevelopment Agency Tax Allocation Rev., 4.00%, 8/1/16	1,525,000	1,628,944
Folsom Cordova Unified School District No. 2 Facilities Improvement GO, 4.00%, 10/1/14	925,000	928,238
Folsom Cordova Unified School District No. 2 Facilities Improvement GO, 4.00%, 10/1/15	570,000	594,122
Folsom Cordova Unified School District No. 4 Facilities Improvement GO, Series 2014 A, (Election of 2012), 4.00%, 10/1/15	605,000	629,926
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 A, 6.00%, 1/15/49	3,000,000	3,455,550
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 B1, VRDN, 5.00%, 1/15/18	3,750,000	4,115,737
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 B2, VRDN, 5.00%, 1/15/20	5,000,000	5,599,150
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 B3, VRDN, 5.50%, 1/15/23	2,750,000	3,190,357
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 C, 6.25%, 1/15/33	3,000,000	3,518,220
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 1995 A, (Senior Lien), 0.00%, 1/1/26(1)(2)	10,000,000	7,578,800
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2014 A, 0.00%, 1/15/24(4)	1,600,000	1,008,928
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2014 A, 0.00%, 1/15/42(1)	4,820,000	1,011,188
Franklin-McKinley School District GO, Series 2005 A, (Election of 2004), 5.00%, 8/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,150,000	1,201,785
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.00%, 6/1/33	1,250,000	1,032,750
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 4.50%, 6/1/27	1,365,000	1,249,739
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/21	1,000,000	1,198,350
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/29	2,000,000	2,260,680
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	3,015,000	3,388,438
Golden State Tobacco Securitization Corp. Settlement Rev., Capital Appreciation, Series 2005 A, 0.00%, 6/1/25 (AGM)(1)	2,000,000	1,418,620
Grossmont-Cuyamaca Community College District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/25	680,000	819,162
Grossmont-Cuyamaca Community College District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/26	685,000	814,547
Grossmont-Cuyamaca Community College District GO, Series 2013 A, (Election of 2012), 5.25%, 8/1/27	750,000	901,988
Hayward Area Recreation and Park District COP, 5.125%, 1/1/39	1,750,000	1,956,307
Huntington Beach Union High School District GO, 5.00%, 8/1/26	3,030,000	3,670,148
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.25%, 9/1/37	1,110,000	1,253,945
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/44	1,175,000	1,280,245

	Principal Amount	Value
Irvine Ranch Water District Rev., Series 2009 B, VRDN, 0.02%, 9/2/14 (LOC: Bank of America N.A.)	$700,000	$700,000
Irvine Unified School District Financing Authority Special Tax Rev., Series 2006 A, (Group II), 4.75%, 9/1/16	600,000	622,500
Irvine Unified School District Financing Authority Special Tax Rev., Series 2006 A, (Group II), 5.00%, 9/1/20	745,000	768,676
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/23	625,000	739,144
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/24	680,000	804,637
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/25	1,000,000	1,176,010
La Quinta Redevelopment Successor Agency Tax Allocation Rev., Series 2013 A, (La Quinta Redevelopment Project Areas 1&2), 5.00%, 9/1/19	1,150,000	1,342,246
La Quinta Redevelopment Successor Agency Tax Allocation Rev., Series 2013 A, (La Quinta Redevelopment Project Areas 1&2), 5.00%, 9/1/20	1,045,000	1,223,162
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.00%, 11/15/35	1,215,000	1,387,554
Long Beach Harbor Rev., Series 2014 C, 5.00%, 11/15/18	22,000,000	25,833,720
Los Alamitos Unified School District COP, Capital Appreciation, (Capital Projects), 0.00%, 8/1/24(4)	2,100,000	1,434,237
Los Altos Elementary School District GO, 5.00%, 8/1/16, Prerefunded at 100% of Par (Ambac)(2)	1,045,000	1,139,343
Los Altos Elementary School District GO, 5.00%, 8/1/19 (Ambac)	1,455,000	1,581,920
Los Angeles Community College District GO, Series 2007 A, (Election of 2001), 5.00%, 8/1/32 (NATL-RE/FGIC)	2,000,000	2,213,480
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/21	1,195,000	1,418,202
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/22	1,000,000	1,193,440
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/23	1,955,000	2,345,687
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2008 B, (Proposition A), 5.00%, 7/1/31	1,000,000	1,121,340
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2010 A, (General Union Station), 5.00%, 7/1/20	3,000,000	3,583,050
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2013 A, (Proposition A), 5.00%, 7/1/21	2,470,000	3,041,681
Los Angeles County Redevelopment Authority Tax Allocation Rev., Series 2013 D, (Redevelopment Project Areas), 4.00%, 9/1/15	2,000,000	2,070,560
Los Angeles County Redevelopment Authority Tax Allocation Rev., Series 2013 D, (Redevelopment Project Areas), 5.00%, 9/1/16	2,000,000	2,173,400
Los Angeles County Redevelopment Authority Tax Allocation Rev., Capital Appreciation, Series 2013 E, (Covina Revitalization Redevelopment Project No. 1), 0.00%, 12/1/19 (AGM)(1)	1,500,000	1,342,035
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro Inc.), 2.50%, 11/15/20	2,000,000	2,038,800
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro Inc.), 3.00%, 11/15/20	950,000	972,107
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro Inc.), 3.00%, 11/15/21	1,170,000	1,190,229
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.00%, 5/15/18	750,000	867,218
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	3,000,000	3,394,530
Los Angeles Department of Airports Rev., Series 2010 D, (Los Angeles International Airport), 5.00%, 5/15/24	3,040,000	3,561,482
Los Angeles Department of Water & Power Rev., Series 2001 B2, VRDN, 0.02%, 9/2/14 (SBBPA: Royal Bank of Canada)	1,300,000	1,300,000

	Principal Amount	Value
Los Angeles Department of Water & Power Rev., Series 2008 A2, (Power System), 5.25%, 7/1/32	$3,535,000	$4,016,361
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 4.00%, 7/1/16	1,000,000	1,070,000
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 5.00%, 7/1/18	780,000	908,591
Los Angeles Department of Water & Power Rev., Series 2012 A, (Power System), 5.00%, 7/1/26	1,000,000	1,190,270
Los Angeles Department of Water & Power Rev., Series 2012 C, (Power System), 5.00%, 1/1/16	8,750,000	9,216,025
Los Angeles Department of Water & Power Rev., Series 2013 B, (Power System), 5.00%, 7/1/27	6,470,000	7,756,818
Los Angeles Department of Water & Power Rev., Series 2014 B, (Power System), 5.00%, 7/1/25	700,000	863,639
Los Angeles Department of Water & Power Rev., Series 2014 B, (Power System), 5.00%, 7/1/26	1,300,000	1,589,783
Los Angeles Department of Water & Power Waterworks Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38	5,000,000	5,641,000
Los Angeles Department of Water & Power Waterworks Rev., Series 2012 C, (Power System), 5.00%, 7/1/24	1,500,000	1,823,145
Los Angeles Harbor Department Rev., Series 2011 B, 5.00%, 8/1/24	1,225,000	1,488,975
Los Angeles Municipal Improvement Corp. Rev., Series 2012 C, 5.00%, 3/1/25	3,000,000	3,474,870
Los Angeles Unified School District COP, Series 2012 A, (Headquarters Building Project), 5.00%, 10/1/21	2,820,000	3,385,805
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/29	1,700,000	1,960,355
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(2)	4,000,000	4,346,440
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(2)	175,000	190,157
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/18 (FGIC)	1,055,000	1,146,226
Los Angeles Unified School District GO, Series 2007 H, (Election of 2004), 5.00%, 7/1/32 (AGM)	2,000,000	2,192,640
Los Angeles Unified School District GO, Series 2009 I, (Election of 2004), 5.00%, 7/1/29	4,000,000	4,642,000
Los Angeles Unified School District GO, Series 2010 KRY, 5.25%, 7/1/26	3,000,000	3,565,680
Los Angeles Unified School District GO, Series 2011 A1, 4.00%, 7/1/17	1,000,000	1,098,380
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/18	2,565,000	2,976,195
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/24	5,140,000	6,124,567
Los Angeles Unified School District GO, Series 2011 A2, 5.00%, 7/1/21	3,000,000	3,660,480
Los Angeles Unified School District GO, Series 2014 B, 5.00%, 7/1/18	6,665,000	7,733,466
Los Angeles Unified School District GO, Series 2014 C, 5.00%, 7/1/30	1,155,000	1,375,998
Los Angeles Wastewater System Rev., Series 2009 A, 5.75%, 6/1/34	2,975,000	3,522,400
M-S-R Energy Authority Rev., Series 2009 B, 7.00%, 11/1/34 (GA: Citigroup, Inc.)	5,000,000	7,002,250
Metropolitan Water District of Southern California Rev., Series 2011 A2, VRDN, 0.20%, 9/4/14	2,000,000	2,000,040
Metropolitan Water District of Southern California Rev., Series 2011 A4, VRDN, 0.20%, 9/4/14	2,000,000	2,000,040
Metropolitan Water District of Southern California Rev., Series 2012 B2, VRDN, 0.40%, 9/4/14	13,755,000	13,770,681

	Principal Amount	Value
Mount San Antonio Community College District GO, Capital Appreciation, Series 2005 A, (Election of 2001), 0.00%, 8/1/16 (NATL-RE)(1)(2)	$5,000,000	$4,982,050
Mount San Antonio Community College District GO, Series 2013 A, (Election of 2008), 5.00%, 8/1/34	2,000,000	2,296,700
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/17	1,000,000	1,100,450
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/21	1,200,000	1,360,740
Murrieta Valley Unified School District Public Financing Authority Special Tax Rev., Series 2006 A, 4.00%, 9/1/14 (AGC)	1,085,000	1,085,217
Natomas Unified School District GO, 5.00%, 9/1/26 (BAM)	1,785,000	2,068,190
Newport Beach Rev., Series 2009 A, (Hoag Memorial Hospital Presbyterian), 5.00%, 12/1/18(2)	1,505,000	1,771,325
Newport Beach Rev., Series 2011 A, (Hoag Memorial Hospital Presbyterian), 6.00%, 12/1/21, Prerefunded at 100% of Par(2)	1,000,000	1,289,150
North Lake Tahoe Public Financing Authority Rev., 4.00%, 12/1/19	1,000,000	1,138,340
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/16	1,000,000	1,088,150
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/19	2,000,000	2,326,060
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/20	1,515,000	1,762,718
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/21	2,050,000	2,345,425
Northern California Power Agency Rev., Series 2010 A, 5.25%, 8/1/22	4,250,000	4,928,342
Northern California Power Agency Rev., Series 2012 A, 5.00%, 7/1/26	1,750,000	2,054,220
Northern California Power Agency Rev., Series 2012 A, 5.00%, 7/1/27	2,000,000	2,330,660
Oakland Sewer Rev., Series 2014 A, 5.00%, 6/15/26	1,200,000	1,460,592
Oakland Unified School District Alameda County GO, (Election of 2000), 5.00%, 8/1/15 (NATL-RE)	1,000,000	1,039,580
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.00%, 8/1/22	750,000	846,083
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	2,150,000	2,409,655
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	1,410,000	1,699,431
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 4.00%, 2/1/15	1,350,000	1,371,600
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/18	3,145,000	3,575,645
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/25	4,065,000	4,656,783
Ontario Public Financing Authority Rev., 5.00%, 7/1/43	2,000,000	2,240,020
Orange County Community Facilities District Special Tax Rev., Series 2014 A, (Ladera Ranch), 5.00%, 8/15/28	1,960,000	2,235,792
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.45%, 9/2/15	280,000	287,944
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.55%, 9/2/16	210,000	215,792
Orange County Sanitation District COP, Series 2007 B, 5.00%, 2/1/17, Prerefunded at 100% of Par (AGM)(2)	2,750,000	3,055,167
Orange County Transportation Authority Rev., (Senior Lien 91 Express Lanes), 5.00%, 8/15/24	1,000,000	1,201,280
Orange County Water District Rev., Series 2013 A, 5.00%, 8/15/33	4,000,000	4,701,800
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 4.00%, 6/1/16	1,335,000	1,412,003

	Principal Amount	Value
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 5.00%, 6/1/23	$1,230,000	$1,454,979
Palomar Pomerado Health Care District COP, 5.25%, 11/1/21	1,000,000	1,060,970
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	1,120,000	1,165,494
Palomar Pomerado Health GO, Capital Appreciation, 0.00%, 8/1/18 (NATL-RE)(1)	3,615,000	3,417,549
Palomar Pomerado Health GO, Capital Appreciation, Series 2009 A, (Election of 2004), 0.00%, 8/1/19 (AGC)(4)	1,660,000	1,561,429
Peralta Community College District GO, 5.00%, 8/1/17	2,085,000	2,342,998
Peralta Community College District GO, 5.00%, 8/1/22	2,145,000	2,616,921
Port of Oakland Rev., Series 2007 C, 5.00%, 11/1/16 (NATL-RE)	1,270,000	1,398,981
Port of Oakland Rev., Series 2007 C, (Intermediate Lien), 5.00%, 11/1/17 (NATL-RE)	2,375,000	2,707,524
Porterville Public Financing Authority Sewer Rev., 5.625%, 10/1/36	2,500,000	2,882,575
Poway Unified School District GO, Capital Appreciation, (School Facilities Improvement), 0.00%, 8/1/41(1)	2,780,000	847,817
Poway Unified School District Public Financing Authority Special Tax Rev., 5.00%, 9/15/19 (Ambac)	1,155,000	1,263,478
Poway Unified School District Public Financing Authority Special Tax Rev., 5.00%, 9/15/20 (Ambac)	1,210,000	1,308,313
Rancho Mirage Joint Powers Financing Authority Rev., Series 2007 A, (Eisenhower Medical Center), 5.00%, 7/1/15	1,505,000	1,554,891
Rancho Mirage Joint Powers Financing Authority Rev., Series 2007 A, (Eisenhower Medical Center), 5.00%, 7/1/21	1,000,000	1,058,350
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.125%, 9/1/22	790,000	915,262
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.25%, 9/1/23	1,300,000	1,505,946
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.375%, 9/1/24	1,410,000	1,624,151
Riverside County Asset Leasing Corp. Rev., Series 2013 A, (Public Defender and Probation Building), 5.00%, 11/1/43	1,000,000	1,099,880
Riverside County COP, Series 2007 A, (Public Safety Communication), 5.00%, 11/1/14 (Ambac)	50,000	50,391
Riverside County COP, Series 2007 A, (Public Safety Communication), 5.00%, 11/1/15 (Ambac)	3,035,000	3,190,635
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.50%, 10/1/40	935,000	1,056,139
Riverside County Transportation Commission Rev., Series 2013 A, (Limited Tax), 5.25%, 6/1/39	1,335,000	1,555,222
Sacramento City Financing Authority Lease Rev., Series 1993 A, 5.40%, 11/1/20 (Ambac)	3,000,000	3,376,170
Sacramento City Financing Authority Rev., 5.00%, 12/1/16 (NATL-RE/FGIC)	2,500,000	2,647,525
Sacramento County Airport System Rev., 5.00%, 7/1/20	1,000,000	1,173,270
Sacramento County Airport System Rev., 5.00%, 7/1/23	1,000,000	1,154,400
Sacramento County Airport System Rev., 5.00%, 7/1/24	1,000,000	1,161,250
Sacramento County Airport System Rev., Series 2009 B, 4.25%, 7/1/16	1,000,000	1,067,880
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 A, 5.25%, 12/1/21 (NATL-RE/FGIC)	1,000,000	1,246,540
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 B, VRN, 0.68%, 9/2/14 (NATL-RE/FGIC)	2,500,000	2,207,925
Sacramento Municipal Utility District Electric Rev., Series 1997 K, 5.70%, 7/1/17 (Ambac)	3,105,000	3,568,763

	Principal Amount	Value
Sacramento Municipal Utility District Electric Rev., Series 1997 K, 5.25%, 7/1/24 (Ambac)	$3,000,000	$3,602,430
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/24	1,500,000	1,829,535
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/25	5,000,000	6,022,900
Sacramento Regional Transit District Rev., (Farebox Revenue), 3.00%, 3/1/15	840,000	851,584
Sacramento Regional Transit District Rev., (Farebox Revenue), 4.00%, 3/1/16	440,000	462,198
Sacramento Regional Transit District Rev., (Farebox Revenue), 4.00%, 3/1/17	1,000,000	1,076,860
Sacramento Regional Transit District Rev., (Farebox Revenue), 5.00%, 3/1/18	250,000	282,693
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 5.25%, 8/1/18	350,000	408,219
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 5.50%, 8/1/18, Prerefunded at 100% of Par(2)	300,000	356,058
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/18, Prerefunded at 100% of Par(2)	8,000,000	9,726,800
San Bernardino Community College District GO, Capital Appreciation, Series 2009 B, (Election of 2008), 0.00%, 8/1/19(4)	9,840,000	9,199,613
San Buenaventura Rev., (Community Memorial Health System), 8.00%, 12/1/26	2,000,000	2,470,900
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,200,000	1,405,560
San Diego Community College District GO, (Election of 2002), 5.00%, 8/1/30	3,000,000	3,558,180
San Diego Convention Center Expansion Financing Authority Rev., Series 2012 A, 4.00%, 4/15/17	1,250,000	1,355,963
San Diego Convention Center Expansion Financing Authority Rev., Series 2012 A, 4.00%, 4/15/18	1,160,000	1,276,336
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/19	1,290,000	1,510,151
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/21	2,000,000	2,334,500
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/34	750,000	834,480
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/40	740,000	820,120
San Diego County Regional Airport Authority Rev., Series 2013 A, 4.00%, 7/1/18	300,000	335,796
San Diego County Regional Airport Authority Rev., Series 2013 A, 4.00%, 7/1/19	400,000	453,804
San Diego County Regional Transportation Commission Rev., Series 2012 A, 5.00%, 4/1/21	5,940,000	7,273,233
San Diego County Water Authority Rev., Series 2011 S1, (Subordinate Lien), 5.00%, 7/1/16	2,780,000	3,011,407
San Diego Public Facilities Financing Authority Rev., Series 2009 A, 5.00%, 8/1/21	1,000,000	1,157,910
San Diego Public Facilities Financing Authority Rev., Series 2009 B, 5.00%, 5/15/22	3,680,000	4,330,219
San Diego Public Facilities Financing Authority Tax Allocation Rev., Series 2007 B, (Southcrest and Central Imperial Redevelopment), 5.125%, 10/1/22 (Radian)	1,230,000	1,291,869
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/21	2,000,000	2,450,880

	Principal Amount	Value
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/24	$2,000,000	$2,431,400
San Diego Public Facilities Financing Sewer Authority Rev., Series 2010 A, 5.25%, 5/15/24	3,400,000	4,031,176
San Diego Unified Port District Rev., Series 2013 A, 5.00%, 9/1/23	250,000	299,933
San Diego Unified Port District Rev., Series 2013 A, 5.00%, 9/1/26	750,000	870,278
San Diego Unified School District GO, Capital Appreciation, Series 2010 C, (Election of 2008), 0.00%, 7/1/36(1)	7,895,000	3,117,735
San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/24	500,000	604,085
San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/25	500,000	599,690
San Francisco Bay Area Rapid Transit District Rev., Series 2012 A, 5.00%, 7/1/26	1,000,000	1,192,640
San Francisco City and County Airports Commission Rev., Series 2008-34D, (San Francisco International Airport), 5.00%, 5/1/17 (AGC)	3,375,000	3,788,370
San Francisco City and County Airports Commission Rev., Series 2008-34D, (San Francisco International Airport), 5.00%, 5/1/18 (AGC)	2,000,000	2,314,020
San Francisco City and County Airports Commission Rev., Series 2009 D, (San Francisco International Airport), 4.00%, 5/1/24	1,625,000	1,839,451
San Francisco City and County Airports Commission Rev., Series 2009 E, (San Francisco International Airport), 5.25%, 5/1/23	3,500,000	4,111,450
San Francisco City and County Airports Commission Rev., Series 2010 C, (San Francisco International Airport), (Governmental Purpose), 5.00%, 5/1/19	1,500,000	1,768,350
San Francisco City and County Airports Commission Rev., Series 2011 D, (San Francisco International Airport), 5.00%, 5/1/24	4,025,000	4,751,392
San Francisco City and County Airports Commission Rev., Series 2011 D, (San Francisco International Airport), 5.00%, 5/1/29	6,270,000	7,069,362
San Francisco City and County Airports Commission Rev., Series 2012 B, (San Francisco International Airport), 5.00%, 5/1/26	1,250,000	1,453,500
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/17	2,440,000	2,723,772
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/29	1,170,000	1,348,987
San Francisco City and County COP, Series 2010 A, 5.00%, 10/1/19	2,930,000	3,482,774
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 A, 5.00%, 10/1/21	5,000,000	6,134,950
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 A, 5.00%, 11/1/28	2,780,000	3,248,597
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/15	420,000	434,696
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/16	440,000	469,555
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/17	465,000	507,975
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.50%, 8/1/18	485,000	547,507
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.00%, 8/1/19	510,000	611,337
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.00%, 8/1/20	515,000	623,840

	Principal Amount	Value
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/21	$460,000	$534,134
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/26	425,000	488,193
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/27	550,000	628,639
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/28	370,000	420,664
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/43	1,000,000	1,098,830
San Joaquin Hills Transportation Corridor Agency Rev., (Senior Lien), 5.00%, 1/1/33	2,000,000	1,998,920
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/1/17(1)(2)	1,000,000	989,540
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/1/25(1)(2)	3,290,000	2,602,554
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/1/26(1)(2)	1,400,000	1,061,032
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, (Senior Lien), 0.00%, 1/1/16(1)(2)	15,000,000	14,976,900
San Mateo County Transportation District Sales Tax Rev., Series 1993 A, 5.25%, 6/1/18 (NATL-RE)	2,680,000	3,113,651
San Mateo Joint Powers Financing Authority Rev., (Maple Street Correctional Center), 5.00%, 6/15/17	860,000	969,426
San Mateo Joint Powers Financing Authority Rev., (Maple Street Correctional Center), 5.00%, 6/15/18	1,000,000	1,160,550
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.875%, 9/1/32	690,000	785,641
San Mateo Union High School District GO, Capital Appreciation, 0.00%, 2/15/15(1)(2)	7,090,000	7,086,384
San Ramon Valley Unified School District GO, (Election of 2002), 5.00%, 8/1/16, Prerefunded at 100% of Par (NATL-RE)(2)	1,000,000	1,088,660
Santa Clara County Financing Authority Lease Rev., Series 2012 A, (Capital Projects), 4.00%, 2/1/17	2,055,000	2,231,997
Santa Clara Electric Rev., Series 2011 A, 5.00%, 7/1/30	1,000,000	1,113,960
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 B, 5.00%, 4/1/20	4,000,000	4,807,280
Santa Fe Springs Community Development Commission Tax Allocation Rev., 5.375%, 9/1/16 (NATL-RE)	430,000	431,754
Santa Maria Joint Union High School District GO, 5.00%, 8/1/25	1,585,000	1,881,522
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.00%, 7/1/42	600,000	652,956
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.875%, 7/1/42	600,000	692,478
Santa Rosa Wastewater Rev., Capital Appreciation, Series 2002 B, 0.00%, 9/1/24 (Ambac)(1)	7,000,000	5,254,760
Shasta Lake Public Finance Authority Rev., 4.50%, 4/1/15	495,000	507,340
Shasta Lake Public Finance Authority Rev., 5.00%, 4/1/19	2,400,000	2,449,608
Shasta Lake Public Finance Authority Rev., 5.00%, 4/1/22	2,130,000	2,184,805
South Orange County Public Financing Authority Rev., (Juvenile Justice Center), 4.25%, 6/1/17	2,000,000	2,194,180

	Principal Amount	Value
South Orange County Public Financing Authority Rev., (Juvenile Justice Center), 4.50%, 6/1/18	$2,700,000	$3,050,433
South Placer Wastewater Authority Rev., VRN, 0.38%, 9/4/14	3,350,000	3,350,469
South Tahoe Joint Powers Financing Authority Rev., Series 2005 A, (Redevelopment Project Area No. 1), 5.00%, 10/1/19 (Ambac)	50,000	51,473
Southern California Public Power Authority Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22	2,875,000	3,332,844
Southern California Public Power Authority Rev., Series 2008 B, (Southern Transmission), 6.00%, 7/1/27	2,000,000	2,376,420
Southern California Public Power Authority Rev., Series 2011 A, (Southern Transmission), 5.00%, 7/1/21	2,780,000	3,381,981
Southern California Public Power Authority Rev., Series 2012 A, 4.00%, 7/1/16	2,055,000	2,196,877
Southern California Public Power Authority Rev., Series 2012 A, 5.00%, 7/1/18	1,880,000	2,184,485
Southern California Public Power Authority Rev., Series 2013 A, (Southern Transmission), 5.00%, 7/1/18	2,000,000	2,323,920
Southern California Public Power Authority Rev., Series 2013 A, (Southern Transmission), 5.00%, 7/1/20	4,000,000	4,847,120
Stockton Public Financing Authority Rev., Series 2010 A, (Delta Water Supply Project), 6.25%, 10/1/38	1,500,000	1,737,990
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 4.00%, 8/1/15 (AGM)	700,000	724,626
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 5.00%, 8/1/27 (AGM)	530,000	621,367
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 5.00%, 8/1/28 (AGM)	255,000	296,460
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 5.00%, 8/1/42 (AGM)	865,000	962,589
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/19 (BAM)	400,000	465,192
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/20 (BAM)	260,000	304,327
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/21 (BAM)	170,000	200,484
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/22 (BAM)	250,000	297,318
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/23 (BAM)	220,000	261,921
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/24 (BAM)	250,000	295,823
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.50%, 9/1/25 (BAM)	90,000	101,552
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/25 (BAM)	80,000	93,703
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A1, 5.00%, 6/1/37	1,750,000	1,405,425
Tri-Dam Power Authority Rev., 4.00%, 11/1/14	1,260,000	1,265,657
Tri-Dam Power Authority Rev., 4.00%, 11/1/15	1,310,000	1,347,387
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	1,000,000	1,174,240
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/14, Prerefunded at 100% of Par(2)	690,000	694,540
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/14, Prerefunded at 100% of Par(2)	940,000	946,185
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.45%, 7/1/18 (AGM)	3,000,000	3,005,040

	Principal Amount	Value
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	$3,750,000	$3,753,150
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	2,500,000	2,502,100
University of California Regents Medical Center Pooled Rev., Series 2008 D, 5.00%, 5/15/27	1,000,000	1,081,130
University of California Rev., Series 2009 Q, 5.25%, 5/15/23	2,000,000	2,265,360
University of California Rev., Series 2010 S, 5.00%, 5/15/20	1,405,000	1,639,551
University of California Rev., Series 2010 S, 5.00%, 5/15/40	1,250,000	1,407,388
University of California Rev., Series 2012 G, (Limited Project), 5.00%, 5/15/26	1,000,000	1,182,510
University of California Rev., Series 2012 G, (Limited Project), 5.00%, 5/15/42	1,640,000	1,833,700
University of California Rev., Series 2013 AF, 5.00%, 5/15/25	7,250,000	8,827,237
University of California Rev., Series 2013 AK, VRDN, 5.00%, 5/15/23	7,935,000	9,776,079
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,145,000	1,164,751
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	2,505,000	2,548,211
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	2,640,000	2,685,540
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,415,000	1,439,409
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,000,000	1,017,250
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	2,980,000	3,031,405
West Contra Costa Unified School District GO, Series 2014 A, 5.00%, 8/1/33	3,000,000	3,410,790
West Contra Costa Unified School District GO, Series 2014 A, 5.00%, 8/1/34	1,200,000	1,357,824
West Contra Costa Unified School District GO, Series 2014 A, 5.00%, 8/1/35	1,500,000	1,691,895
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/18 (XLCA)	1,500,000	1,674,285
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/19 (XLCA)	1,000,000	1,132,080
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/20 (XLCA)	1,200,000	1,360,692
Yosemite Community College District GO, Capital Appreciation, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(1)	6,000,000	2,088,720
		1,290,912,158
Guam — 0.2%
Guam Government GO, Series 2009 A, 6.00%, 11/15/19	1,000,000	1,102,060
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/19 (AGM)	1,000,000	1,159,930
		2,261,990
Puerto Rico — 1.2%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	2,860,000	2,305,303
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	1,000,000	791,960
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	310,000	170,438

	Principal Amount	Value
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/22	$4,950,000	$2,722,698
Puerto Rico GO, Series 2009 B, (Public Improvement), 6.00%, 7/1/39	3,500,000	2,762,690
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	1,500,000	1,168,980
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.00%, 7/1/41	1,000,000	739,370
Puerto Rico GO, Series 2014 A, 8.00%, 7/1/35	5,310,000	4,874,474
Puerto Rico Sales Tax Financing Corp. Rev., Capital Appreciation, Series 2011 A1, 0.00%, 8/1/41(1)	2,280,000	245,738
		15,781,651
U.S. Virgin Islands — 0.1%
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.00%, 10/1/14	500,000	501,800
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/14, Prerefunded at 100% of Par(2)	170,000	170,775
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/14, Prerefunded at 100% of Par(2)	500,000	502,280
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/14, Prerefunded at 100% of Par(2)	1,000,000	1,004,560
		2,179,415
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $1,228,111,058)		1,311,135,214
OTHER ASSETS AND LIABILITIES — 0.9%		11,704,127
TOTAL NET ASSETS — 100.0%		$1,322,839,341

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
80	U.S. Treasury 10-Year Notes	December 2014	$10,062,500	$(26,430)
371	U.S. Treasury Long Bonds	December 2014	51,974,781	(313,866)
			$62,037,281	$(340,296)

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation – Reinsured
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $1,596,891.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

AUGUST 31, 2014
Assets
Investment securities, at value (cost of $1,228,111,058)	$1,311,135,214
Cash	89,123
Receivable for capital shares sold	921,822
Receivable for variation margin on futures contracts	85,993
Interest receivable	13,290,846
1,325,522,998

Liabilities
Payable for capital shares redeemed	1,809,901
Accrued management fees	483,553
Distribution and service fees payable	21,909
Dividends payable	368,294
2,683,657

Net Assets	$1,322,839,341

Net Assets Consist of:
Capital paid in	$1,247,266,170
Distributions in excess of net investment income	(1,918)
Accumulated net realized loss	(7,108,771)
Net unrealized appreciation	82,683,860
$1,322,839,341

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,064,223,783	89,144,645	$11.94
Institutional Class	$207,978,435	17,419,229	$11.94
A Class	$32,898,650	2,755,511	$11.94*
C Class	$17,738,473	1,484,926	$11.95
*Maximum offering price $12.50 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED AUGUST 31, 2014
Investment Income (Loss)
Income:
Interest	$37,884,088

Expenses:
Management fees	5,532,711
Distribution and service fees:
A Class	86,391
C Class	182,298
Trustees’ fees and expenses	71,277
Other expenses	1,130
5,873,807

Net investment income (loss)	32,010,281

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,359,846)
Futures contract transactions	(5,499,638)
(6,859,484)

Change in net unrealized appreciation (depreciation) on:
Investments	69,138,776
Futures contracts	(277,378)
68,861,398

Net realized and unrealized gain (loss)	62,001,914

Net Increase (Decrease) in Net Assets Resulting from Operations	$94,012,195

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2014 AND AUGUST 31, 2013
Increase (Decrease) in Net Assets	August 31, 2014	August 31, 2013
Operations
Net investment income (loss)	$32,010,281	$31,255,731
Net realized gain (loss)	(6,859,484)	557,948
Change in net unrealized appreciation (depreciation)	68,861,398	(66,599,733)
Net increase (decrease) in net assets resulting from operations	94,012,195	(34,786,054)

Distributions to Shareholders
From net investment income:
Investor Class	(25,864,125)	(26,616,058)
Institutional Class	(5,083,283)	(3,438,121)
A Class	(785,120)	(922,269)
C Class	(277,753)	(276,403)
From net realized gains:
Investor Class	—	(286,816)
Institutional Class	—	(30,906)
A Class	—	(11,424)
C Class	—	(4,604)
Decrease in net assets from distributions	(32,010,281)	(31,586,601)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	43,859,066	118,684,084

Net increase (decrease) in net assets	105,860,980	52,311,429

Net Assets
Beginning of period	1,216,978,361	1,164,666,932
End of period	$1,322,839,341	$1,216,978,361

Distributions in excess of net investment income	$(1,918)	$(1,918)

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2014

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended August 31, 2014 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended August 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2014 were $694,793,155 and $651,621,606, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2014		Year ended August 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	24,531,130	$286,984,446	26,249,346	$313,038,806
Issued in reinvestment of distributions	1,661,821	19,494,941	1,630,412	19,349,421
Redeemed	(25,078,750)	(293,064,366)	(25,700,665)	(303,605,745)
	1,114,201	13,415,021	2,179,093	28,782,482
Institutional Class
Sold	7,699,496	89,816,972	8,911,433	105,871,837
Issued in reinvestment of distributions	426,353	5,003,950	293,583	3,469,027
Redeemed	(4,812,425)	(56,223,255)	(2,386,988)	(28,170,291)
	3,313,424	38,597,667	6,818,028	81,170,573
A Class
Sold	985,147	11,535,307	1,783,525	21,301,969
Issued in reinvestment of distributions	61,146	716,986	67,419	800,039
Redeemed	(1,514,835)	(17,686,371)	(1,665,121)	(19,619,173)
	(468,542)	(5,434,078)	185,823	2,482,835
C Class
Sold	373,398	4,376,131	979,409	11,647,450
Issued in reinvestment of distributions	18,937	222,074	16,818	199,276
Redeemed	(626,960)	(7,317,749)	(476,627)	(5,598,532)
	(234,625)	(2,719,544)	519,600	6,248,194
Net increase (decrease)	3,724,458	$43,859,066	9,702,544	$118,684,084

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The futures contracts sold as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of August 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $85,993 in receivable for variation margin on futures contracts.* For the year ended August 31, 2014, the effect of interest rate risk derivative instruments on the Statement of Operations was $(5,499,638) in net realized gain (loss) on futures contract transactions and $(277,378) in change in net unrealized appreciation (depreciation) on futures contracts.

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Exempt income	$32,010,281	$31,237,679
Taxable ordinary income	—	$15,172
Long-term capital gains	—	$333,750

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,228,111,058
Gross tax appreciation of investments	$86,940,374
Gross tax depreciation of investments	(3,916,218)
Net tax appreciation (depreciation) of investments	83,024,156
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$83,024,156
Other book-to-tax adjustments	$(91,714)
Undistributed tax-exempt income	—
Accumulated short-term capital losses	$(4,271,469)
Accumulated long-term capital losses	$(3,087,802)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$11.36	0.29	0.58	0.87	(0.29)	—	(0.29)	$11.94	7.68%	0.47%	2.52%	52%	$1,064,224
2013	$11.96	0.30	(0.60)	(0.30)	(0.30)	—(3)	(0.30)	$11.36	(2.51)%	0.47%	2.48%	46%	$1,000,450
2012	$11.41	0.36	0.55	0.91	(0.36)	—	(0.36)	$11.96	8.06%	0.47%	3.04%	55%	$1,026,796
2011	$11.56	0.40	(0.15)	0.25	(0.40)	—	(0.40)	$11.41	2.27%	0.48%	3.57%	49%	$814,078
2010	$10.98	0.41	0.59	1.00	(0.42)	—	(0.42)	$11.56	9.26%	0.48%	3.70%	11%	$814,105
Institutional Class
2014	$11.37	0.32	0.57	0.89	(0.32)	—	(0.32)	$11.94	7.90%	0.27%	2.72%	52%	$207,978
2013	$11.96	0.32	(0.59)	(0.27)	(0.32)	—(3)	(0.32)	$11.37	(2.32)%	0.27%	2.68%	46%	$160,329
2012	$11.41	0.38	0.55	0.93	(0.38)	—	(0.38)	$11.96	8.28%	0.27%	3.24%	55%	$87,170
2011	$11.57	0.42	(0.16)	0.26	(0.42)	—	(0.42)	$11.41	2.39%	0.28%	3.77%	49%	$37,381
2010(4)	$11.18	0.22	0.39	0.61	(0.22)	—	(0.22)	$11.57	5.50%	0.28%(5)	3.76%(5)	11%(6)	$1,683

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$11.37	0.27	0.57	0.84	(0.27)	—	(0.27)	$11.94	7.41%	0.72%	2.27%	52%	$32,899
2013	$11.96	0.27	(0.59)	(0.32)	(0.27)	—(3)	(0.27)	$11.37	(2.76)%	0.72%	2.23%	46%	$36,644
2012	$11.41	0.32	0.56	0.88	(0.33)	—	(0.33)	$11.96	7.79%	0.72%	2.79%	55%	$36,341
2011	$11.57	0.37	(0.16)	0.21	(0.37)	—	(0.37)	$11.41	1.93%	0.73%	3.32%	49%	$15,077
2010(4)	$11.18	0.19	0.39	0.58	(0.19)	—	(0.19)	$11.57	5.27%	0.73%(5)	3.37%(5)	11%(6)	$2,556
C Class
2014	$11.37	0.18	0.58	0.76	(0.18)	—	(0.18)	$11.95	6.71%	1.47%	1.52%	52%	$17,738
2013	$11.97	0.18	(0.60)	(0.42)	(0.18)	—(3)	(0.18)	$11.37	(3.56)%	1.47%	1.48%	46%	$19,555
2012	$11.42	0.23	0.56	0.79	(0.24)	—	(0.24)	$11.97	6.99%	1.47%	2.04%	55%	$14,361
2011	$11.57	0.29	(0.15)	0.14	(0.29)	—	(0.29)	$11.42	1.27%	1.48%	2.57%	49%	$4,157
2010(4)	$11.18	0.15	0.39	0.54	(0.15)	—	(0.15)	$11.57	4.87%	1.48%(5)	2.65%(5)	11%(6)	$2,076

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	March 1, 2010 (commencement of sale) through August 31, 2010.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Intermediate-Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Intermediate-Term Tax-Free Bond Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2014

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	Intraware, Inc. (2003 to 2009)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustee
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was equal to its benchmark for the one-year period, above its benchmark for the three- and five-year periods, and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Proxy Voting Policies
Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $32,086,091 as exempt interest dividends for the fiscal year ended August 31, 2014.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83160 1410

ANNUAL REPORT	AUGUST 31, 2014

California High-Yield Municipal Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended August 31, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for Municipal Bond (Muni) Returns

Stimulative monetary policies and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed-income securities helped persuade investors to seek risk and yield, which benefited both stocks and bonds during the period. The S&P 500 Index gained 25.25%. The 30-year U.S. Treasury bond returned 15.96%, according to Barclays.

After selling off in 2013, munis rallied strongly in 2014. The muni market rebounded from the ripple effects of Detroit’s bankruptcy, Puerto Rico’s fiscal struggles, and the mid-year “Taper Tantrum” interest rate increase in 2013 to post some of its strongest 12-month returns of the past 10 years. The rally resulted from a favorable combination of constrained inflation, improving economic and credit conditions, strong demand for yield, relatively low muni issuance, and the unexpected U.S. Treasury market rally. The Barclays Municipal Bond Index returned 10.14%, compared with 5.66% for the Barclays U.S. Aggregate Bond Index. The Barclays California Tax-Exempt Bond Index and the Barclays Municipal High Yield Bond Index performed even better, returning 11.85% and 14.74%, respectively.

As is typically the case after such a strong fiscal year, we try to temper expectations for future returns. It’s unlikely that the muni market will perform again at that level in consecutive years. That said, favorable conditions do remain in place for munis, including economic growth and solid credit conditions in the U.S., contained inflation in the near term, and continuing investor demand for yield. Global economic and geopolitical uncertainties also help increase the relative attractiveness of U.S. bonds. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCHYX	14.50%	7.72%	5.23%	6.03%	12/30/86
Barclays Municipal Bond Index	—	10.14%	5.39%	4.77%	6.25%(1)	—
Institutional Class	BCHIX	14.73%	—	—	7.15%	3/1/10
A Class	CAYAX					1/31/03
No sales charge*		14.21%	7.45%	4.97%	5.12%
With sales charge*		9.07%	6.46%	4.48%	4.70%
C Class	CAYCX	13.37%	6.65%	4.18%	4.36%	1/31/03
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since December 31, 1986, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2004

Value on August 31, 2014
Investor Class — $16,649

Barclays Municipal Bond Index — $15,935

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.50%	0.30%	0.75%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. In addition, the lower-rated securities in which the fund invests are subject to greater liquidity risk and credit risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

California High-Yield Municipal returned 14.50%* for the fiscal year ended August 31, 2014. By comparison, its benchmark, the Barclays Municipal Bond Index (representing investment-grade municipal bonds), returned 10.14%, while a supplemental index, the Barclays Municipal High Yield Bond Index (representing non-investment-grade municipal bonds), returned 14.74%.** Fund returns reflect operating expenses, while index returns do not. (See pages 3 and 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return reflected the positive overall performance of high-yield municipal bonds (high-yield munis), despite some challenges early in the reporting period. After struggling in 2013 with rising interest rates, negative credit-related events, and steady muni fund outflows, the muni market rebounded throughout the first eight months of 2014. Investor optimism regarding munis improved as fears about sharp rate hikes and widespread municipal credit challenges subsided. In addition, higher federal tax rates made the taxable-equivalent yields of munis more attractive for many yield-hungry investors. Meanwhile, growing demand for munis was met with declining issuance, providing a positive supply/demand backdrop.

The main contributors to the fund’s outperformance relative to the non-state-specific investment-grade benchmark were the portfolio’s greater focus on lower-quality securities (which outpaced investment-grade munis during the period) and its single-state bias (California munis generally outperformed the broad national muni benchmark). Compared with the non-state-specific high-yield supplemental index, the portfolio was more conservatively positioned, with a greater emphasis on higher-rated bonds and lower weightings in riskier sectors, which led to weaker relative performance.

Fiscal and Credit Fundamentals

The muni market faced—but generally overcame—some notable negative headlines during the 12-month period. Detroit’s bankruptcy filing, which occurred in July 2013, prior to the start of the current reporting period, continued to taint market sentiment, particularly early in the period. Additionally, Puerto Rico, which is one of the largest issuers of municipal debt, captured headlines as the Commonwealth struggled with a stubbornly weak economy, mounting debt, and persistent budget deficits, which ultimately prompted Puerto Rico’s government to draft a controversial debt-restructuring plan.

Despite these high-profile challenges, overall credit trends in the muni market were stable to improving throughout the period. State and local tax revenues generally increased, due to improving local economies and/or higher tax rates. And that trend may continue. According to the National Association of State Budget Officers, 42 states plan to increase spending in fiscal 2015 (which began July 1, 2014, for most states). In California, employment and housing market gains helped improve the state’s fiscal landscape. California’s fiscal 2015 spending plan pays down debt, builds a rainy day fund, and provides additional money for schools and health care. Citing California’s “rapidly improving financial position,” Moody’s Investors Service upgraded the state’s general obligation (GO) credit rating to its highest level since 2001 (to Aa3). California state GOs remained rated “A” by Fitch and Standard & Poor’s.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

**	The Barclays Municipal High Yield Bond Index’s average returns were 9.94% and 5.80% for the five- and 10-year periods, respectively, ended August 31, 2014.

5

Nationwide, muni credit-rating downgrades continued to outpace upgrades, but at a narrowing pace. Furthermore, the national muni default rate remained low at approximately 0.02% through the first seven months of 2014, compared with 0.08% for the full year of 2013, according to Bank of America. We continue to believe it’s unlikely any states will default, but select, isolated state and commonwealth credit ratings are likely to remain under downward pressure, and court decisions on bondholder versus debtor rights in current muni bankruptcy proceedings could produce more ripples. Overall, we still believe the events in Puerto Rico and Detroit reflect well-documented idiosyncratic credit risks that are particular to their situations and are not indicative of underlying municipal market credit trends.

Portfolio Positioning

In addition to the portfolio’s California and high-yield biases compared with the benchmark, yield curve and duration (price sensitivity to interest rate changes) positioning contributed to the fund’s relative outperformance. Specifically, we positioned the fund with overweight positions relative to the benchmark in longer-maturity securities. After rising early in the reporting period, longer-term interest rates fell sharply during the first eight months of 2014, causing the yield curve to flatten. This downward shift in rates more than offset the earlier effects of higher rates, and returns on longer-maturity munis significantly outperformed their shorter-maturity counterparts.

Security selection also contributed positively to fund performance. Overall, we continued to favor revenue bonds, which generally outperformed GO bonds during the period. In particular, our selections among toll road, special tax, and local GO bonds contributed strongly to relative performance. Meanwhile, security selection detracted from relative results in the state GO, public power (primarily due to a small position in Puerto Rico electric bonds), and hospital sectors.

The fund owned Treasury futures as part of its duration positioning strategy. This particular position detracted from performance, but overall the portfolio’s duration and yield curve positioning contributed positively to performance.

Outlook

Near term, we expect the muni market’s supply/demand imbalance to continue to drive performance. Although we expect muni supply to increase in the months ahead, we also expect demand to remain strong. We believe interest rates may slowly climb to more “normal” levels as the economy gradually improves and the Federal Reserve's quantitative easing program concludes. We therefore expect to add securities we believe should perform well in a rising rate environment, including lower-quality, higher-yielding munis. Additionally, we expect fundamental credit research, active management, and security selection to become increasingly important as rates normalize.

6

Fund Characteristics

AUGUST 31, 2014
Portfolio at a Glance
Weighted Average Maturity	19.2 years
Average Duration (Modified)	5.3 years

Top Five Sectors	% of fund investments
Special Tax	21%
Tollroads	10%
Hospital	9%
General Obligation (GO) - Local	9%
Lease Revenue	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.8%
Other Assets and Liabilities	1.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2014 to August 31, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period(1) 3/1/14 - 8/31/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,058.10	$2.59	0.50%
Institutional Class	$1,000	$1,059.20	$1.56	0.30%
A Class	$1,000	$1,056.80	$3.89	0.75%
C Class	$1,000	$1,051.70	$7.76	1.50%
Hypothetical
Investor Class	$1,000	$1,022.69	$2.55	0.50%
Institutional Class	$1,000	$1,023.69	$1.53	0.30%
A Class	$1,000	$1,021.43	$3.82	0.75%
C Class	$1,000	$1,017.64	$7.63	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

AUGUST 31, 2014

	Principal Amount	Value
MUNICIPAL SECURITIES — 98.8%
California — 94.8%
ABAG Finance Authority for Nonprofit Corps. Rev., (899 Charleston Project), VRDN, 0.03%, 9/2/14 (LOC: Bank of America N.A.)	$2,995,000	$2,995,000
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/37	2,000,000	2,150,760
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2012 C1, (Episcopal Senior Communities), 3.00%, 7/1/19	1,835,000	1,836,376
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2012 C2, (Episcopal Senior Communities), 2.50%, 7/1/19	2,625,000	2,625,630
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2014 A, (Sharp HealthCare), 5.00%, 8/1/43	3,500,000	3,879,470
ABC Unified School District GO, Capital Appreciation, Series 2000 B, 0.00%, 8/1/21 (NATL-RE/FGIC)(1)	1,000,000	860,940
Adelanto Public Utility Authority Rev., Series 2009 A, (Utility System), 6.75%, 7/1/39	5,225,000	5,881,678
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/26	2,000,000	2,340,380
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/27 (AGM)	2,000,000	2,320,840
Alameda Corridor Transportation Authority Rev., Series 2013 A, 5.00%, 10/1/29 (AGM)	1,000,000	1,145,630
Alhambra Rev., Series 2010 A, (Atherton Baptist Homes), 7.50%, 1/1/30	1,590,000	1,704,877
Bay Area Toll Authority Toll Bridge Rev., Series 2001 A, (San Francisco Bay Area), VRDN, 1.30%, 9/4/14	1,000,000	1,009,150
Bay Area Toll Authority Toll Bridge Rev., Series 2007 A1, (San Francisco Bay Area), VRDN, 0.75%, 9/4/14	1,450,000	1,450,710
Bay Area Toll Authority Toll Bridge Rev., Series 2008 G1, (San Francisco Bay Area), VRDN, 1.15%, 9/4/14	2,500,000	2,517,925
Bay Area Toll Authority Toll Bridge Rev., Series 2012 F1, (San Francisco Bay Area), 5.00%, 4/1/31	8,500,000	9,853,455
Bay Area Toll Authority Toll Bridge Rev., Series 2013 S4, (San Francisco Bay Area), 5.00%, 4/1/43	1,000,000	1,110,810
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2004 D, 5.80%, 9/1/35	2,875,000	2,935,720
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2005 B, 5.40%, 9/1/35	1,390,000	1,432,075
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2005 C, 5.50%, 9/1/29	855,000	873,032
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2005 C, 5.50%, 9/1/35	4,000,000	4,003,800
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2006 A, (Improvement Area No. 19C), 5.35%, 9/1/36	2,700,000	2,703,321
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2008 A, (Improvement Area No. 19C), 6.875%, 9/1/36	1,050,000	1,112,160
Beaumont Unified School District GO, Capital Appreciation, Series 2011 C, (Election of 2008), 0.00%, 8/1/40 (AGM)(1)	2,000,000	594,060
Berryessa Union School District GO, Capital Appreciation, Series 2000 A, 0.00%, 8/1/21 (AGM)(1)	1,190,000	985,070
Berryessa Union School District GO, Capital Appreciation, Series 2000 A, 0.00%, 8/1/22 (AGM)(1)	1,220,000	963,202

10

	Principal Amount	Value
Berryessa Union School District GO, Capital Appreciation, Series 2000 A, 0.00%, 8/1/23 (AGM)(1)	$1,000,000	$754,110
California County Tobacco Securitization Agency Rev., 5.65%, 6/1/41	1,500,000	1,217,265
California Economic Recovery GO, Series 2004 C4, VRDN, 0.02%, 9/2/14 (LOC: JPMorgan Chase Bank N.A.)	2,650,000	2,650,000
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31	1,820,000	2,012,611
California Educational Facilities Authority Rev., (Pepperdine University), 5.00%, 9/1/33	2,000,000	2,311,280
California GO, 5.00%, 11/1/19	10,000,000	11,967,200
California GO, 5.25%, 2/1/30	5,000,000	5,854,050
California GO, 6.00%, 4/1/38	5,000,000	5,956,150
California GO, 5.00%, 2/1/43	5,650,000	6,326,870
California GO, Series 2003 A1, VRDN, 0.03%, 9/2/14 (LOC: JPMorgan Chase Bank N.A.)	1,100,000	1,100,000
California GO, Series 2004 A3, (Kindergarten), VRDN, 0.03%, 9/2/14 (LOC: State Street Bank & Trust Co.)	1,000,000	1,000,000
California GO, Series 2004 B2, (Kindergarten), VRDN, 0.02%, 9/2/14 (LOC: Citibank N.A.)	3,700,000	3,700,000
California GO, Series 2004 B3, (Kindergarten), VRDN, 0.02%, 9/2/14 (LOC: Citibank N.A.)	1,200,000	1,200,000
California GO, Series 2012 B, VRN, 0.95%, 9/4/14	2,000,000	2,024,940
California GO, Series 2012 B, VRN, 1.05%, 9/4/14	800,000	811,944
California GO, Series 2012 B, VRN, 1.20%, 9/4/14	960,000	978,000
California GO, Series 2013, 5.00%, 2/1/38	4,635,000	5,222,857
California GO, VRDN, 4.00%, 12/1/16	2,000,000	2,127,520
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/39	2,000,000	2,182,600
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children's Hospital), VRDN, 1.45%, 3/15/17	1,910,000	1,954,064
California Health Facilities Financing Authority Rev., Series 2008 A, (Scripps Health), 5.50%, 10/1/20	1,500,000	1,774,425
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,233,140
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	4,300,000	4,879,898
California Health Facilities Financing Authority Rev., Series 2009 A, (Children's Hospital of Orange County), 6.50%, 11/1/38	3,000,000	3,537,990
California Health Facilities Financing Authority Rev., Series 2011 B, (St. Joseph Health System), VRDN, 0.04%, 9/2/14 (LOC: U.S. Bank N.A.)	2,200,000	2,200,000
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	2,030,000	2,325,284
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/35	2,000,000	2,200,100
California Health Facilities Financing Authority Rev., Series 2012 A, (City of Hope), 5.00%, 11/15/39	1,910,000	2,122,908
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	2,500,000	2,774,150
California Health Facilities Financing Authority Rev., Series 2012 B, (Lucile Salter Packard Children's Hospital), 5.00%, 8/15/26	1,020,000	1,186,454
California Health Facilities Financing Authority Rev., Series 2013 A, (St. Joseph Health System), 5.00%, 7/1/37	445,000	492,673
California Health Facilities Financing Authority Rev., Series 2013 A, (Sutter Health), 5.00%, 8/15/52	5,000,000	5,489,850

11

	Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2014 A, (Providence Health and Services), 5.00%, 10/1/38	$2,000,000	$2,268,560
California Infrastructure & Economic Development Bank Rev., (Pacific Gas & Electric Co.), VRDN, 0.03%, 9/2/14 (LOC: Union Bank N.A.)	1,700,000	1,700,000
California Infrastructure & Economic Development Bank Rev., Series 2008 A, (Los Angeles County Museum of Natural History Foundation), VRDN, 0.02%, 9/2/14 (LOC: Wells Fargo Bank N.A.)	145,000	145,000
California Infrastructure & Economic Development Bank Rev., Series 2008 B, (Los Angeles County Museum of Natural History Foundation), VRDN, 0.02%, 9/2/14 (LOC: Wells Fargo Bank N.A.)	1,800,000	1,800,000
California Infrastructure & Economic Development Bank Rev., Series 2013 A, (Los Angeles County Museum of Art Project), VRDN, 1.86%, 9/4/14	1,000,000	1,020,600
California Mobilehome Park Financing Authority Rev., Series 2003 B, (Palomar Estates E&W), 7.00%, 9/15/36	6,345,000	6,404,960
California Mobilehome Park Financing Authority Rev., Series 2006 B, (Union City Tropics), 5.50%, 12/15/41	2,000,000	2,028,840
California Municipal Finance Authority Rev., (Biola University), 5.875%, 10/1/34	1,000,000	1,110,880
California Municipal Finance Authority Rev., Series 2008 A, (Central Coast YMCA), VRDN, 0.04%, 9/4/14 (LOC: Pacific Capital Bank N.A. and FHLB)	2,060,000	2,060,000
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/41	3,335,000	3,975,187
California Municipal Finance Authority Rev., Series 2014 A, (Caritas Affordable Housing, Inc. Project), 5.00%, 8/15/20	600,000	696,444
California Municipal Finance Authority Rev., Series 2014 A, (Caritas Affordable Housing, Inc. Project), 5.00%, 8/15/22	360,000	418,169
California Municipal Finance Authority Rev., Series 2014 A, (Touro College and University System), 5.25%, 1/1/34	950,000	1,056,419
California Municipal Finance Authority Rev., Series 2014 A, (Touro College and University System), 5.25%, 1/1/40	1,750,000	1,923,477
California Municipal Finance Authority COP, (Community Hospitals of Central California Obligated Group), 5.50%, 2/1/39	1,450,000	1,522,920
California Pollution Control Financing Authority Rev., 5.00%, 11/21/45(3)	3,165,000	3,242,131
California Pollution Control Financing Authority Rev., Series 1996 C, (Pacific Gas & Electric Company), VRDN, 0.02%, 9/2/14 (LOC: JPMorgan Chase Bank N.A.)	1,300,000	1,300,000
California Pollution Control Financing Authority Rev., Series 1996 E, (Pacific Gas & Electric Company), VRDN, 0.02%, 9/2/14 (LOC: JPMorgan Chase Bank N.A.)	5,800,000	5,800,000
California Public Works Board Lease Rev., Series 1993 D, (Department of Corrections), 5.25%, 6/1/15 (AGM)	550,000	565,494
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.75%, 10/1/30	2,000,000	2,355,300
California Public Works Board Lease Rev., Series 2010 A-1, (Various Capital Projects), 5.00%, 3/1/17	1,000,000	1,110,900
California Public Works Board Lease Rev., Series 2010 A1, (Various Capital Projects), 6.00%, 3/1/35	1,250,000	1,496,825
California Public Works Board Lease Rev., Series 2011 C, (State Prisons), 5.75%, 10/1/31	1,000,000	1,208,100
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/15	3,335,000	3,536,868
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/31	975,000	1,113,196
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,500,000	1,761,435
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	5,465,000	6,058,882

12

	Principal Amount	Value
California Public Works Board Lease Rev., Series 2012 D, 5.00%, 9/1/36	$500,000	$553,255
California Public Works Board Lease Rev., Series 2012 G, (Various Capital Projects), 4.00%, 11/1/17	1,235,000	1,365,552
California Public Works Board Lease Rev., Series 2013 H, (California State University Project), 5.00%, 9/1/38	1,500,000	1,667,010
California Public Works Board Lease Rev., Series 2013 I, (Various Capital Projects), 5.00%, 11/1/38	2,350,000	2,641,094
California Public Works Board Lease Rev., Series 2014 A, (Various Capital Projects), 5.00%, 9/1/39	7,000,000	7,920,990
California School Finance Authority Rev., Series 2014 A, (Klare Holdings Projects), 4.125%, 7/1/24	475,000	489,545
California School Finance Authority Rev., Series 2014 A, (Klare Holdings Projects), 5.00%, 7/1/34	500,000	521,305
California School Finance Authority Rev., Series 2014 A, (Klare Holdings Projects), 5.125%, 7/1/44	700,000	723,765
California State University Rev., Series 2005 C, 5.00%, 11/1/15, Prerefunded at 100% of Par (NATL-RE)(2)	3,680,000	3,888,104
California State University Rev., Series 2005 C, 5.00%, 11/1/30 (NATL-RE)	1,320,000	1,377,790
California State University Systemwide Rev., Series 2011 A, 5.00%, 11/1/42	3,000,000	3,296,070
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.25%, 11/1/30	1,250,000	1,376,250
California Statewide Communities Development Authority Rev., (Episcopal Communities and Services), 5.00%, 5/15/42	1,500,000	1,597,575
California Statewide Communities Development Authority Rev., (Lancer Educational Student Housing), 5.625%, 6/1/33	2,500,000	2,553,525
California Statewide Communities Development Authority Rev., (Southern California Presbyterian Homes), 7.25%, 11/15/41	2,500,000	2,898,950
California Statewide Communities Development Authority Rev., (Trinity Health Corp.), 5.00%, 12/1/41	1,100,000	1,203,015
California Statewide Communities Development Authority Rev., Series 2001 C, (Kaiser Permanente), 5.25%, 8/1/31	4,000,000	4,203,960
California Statewide Communities Development Authority Rev., Series 2004 D, (Sutter Health), 5.05%, 8/15/38 (AGM)	1,650,000	1,744,116
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.50%, 11/1/38	7,000,000	7,166,880
California Statewide Communities Development Authority Rev., Series 2008 C, (John Muir Health), VRDN, 0.03%, 9/2/14 (LOC: Wells Fargo Bank N.A.)	2,800,000	2,800,000
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	6,000,000	6,595,080
California Statewide Communities Development Authority Rev., Series 2013 A, (American Baptist Homes of the West), 5.00%, 10/1/43	1,200,000	1,234,524
California Statewide Communities Development Authority Rev., Series 2014 A, (Henry Mayo Newhall Memorial Hospital), 5.25%, 10/1/43 (AGM)	1,000,000	1,102,900
California Statewide Communities Development Authority Rev., Series 2014 A, (Los Angeles Jewish Home), 5.00%, 8/1/44 (GA: Jewish Home Foundation)	1,600,000	1,780,800
California Statewide Communities Development Authority Rev., Series 2014 B, (Los Angeles Jewish Home), 3.00%, 8/1/21 (GA: Jewish Home Foundation)	1,300,000	1,336,790
Carson Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Project Area No. 1), 7.00%, 10/1/36	2,000,000	2,321,100
Chaffey Joint Union High School District GO, Series 2013 A, (Election of 2012), 5.00%, 8/1/32	2,000,000	2,308,500
Chula Vista Industrial Development Rev., Series 2004 D, (San Diego Gas), 5.875%, 1/1/34	1,000,000	1,176,670
City of Irvine Improvement Bond Act of 1915 Rev., (Assessment District No. 13-1), 5.00%, 9/2/29	700,000	763,371

13

	Principal Amount	Value
City of Irvine Improvement Bond Act of 1915 Rev., (Assessment District No. 13-1), 5.00%, 9/2/30	$350,000	$380,573
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 13-3), 5.00%, 9/1/49	3,500,000	3,774,295
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 5.00%, 9/2/24	700,000	805,525
City of Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 5.00%, 9/2/26	600,000	676,884
City of La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/36	1,100,000	1,146,156
City of Whittier Health Facilities Rev., (Presbyterian Intercommunity Hospital), 5.00%, 6/1/44	3,500,000	3,869,565
Clovis Unified School District GO, Series 2013 B, (Election of 2012), 5.00%, 8/1/38	3,000,000	3,385,140
Contra Costa Water District Rev., Series 2013 R, 5.00%, 10/1/43	1,025,000	1,162,996
Corcoran COP, 8.75%, 6/1/16 (Acquired 4/28/92, Cost $200,000)(4)	200,000	217,974
Duarte Unified School District GO, Capital Appreciation, Series 1999 B, 0.00%, 11/1/23 (AGM)(1)	1,150,000	858,429
East Side Union High School District GO, Series 2013, 5.00%, 8/1/29	1,050,000	1,221,780
Eastern Municipal Water District Water and Sewer COP, Series 2008 H, 5.00%, 7/1/33	4,000,000	4,485,360
El Dorado County Community Facilities District No. 2001-1 Special Tax Rev., (Promontory Specific), 6.30%, 9/1/31	2,500,000	2,520,025
El Rancho Unified School District GO, Capital Appreciation, (Election of 2003), 0.00%, 8/1/32 (NATL-RE)(1)	4,400,000	1,817,376
Emeryville Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/31 (AGM)	590,000	681,680
Emeryville Redevelopment Agency Successor Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/34 (AGM)	1,000,000	1,140,660
Escondido Joint Powers Financing Authority Rev., (Water Systems Financing), 5.00%, 9/1/31	1,355,000	1,507,519
Fairfield Redevelopment Agency Tax Allocation Rev., 4.00%, 8/1/16	1,000,000	1,068,160
Foothill-De Anza Community College District GO, Capital Appreciation, 0.00%, 8/1/21 (NATL-RE)(1)	3,000,000	2,582,820
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 A, 6.00%, 1/15/49	27,500,000	31,675,875
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 B3, VRDN, 5.50%, 1/15/23	3,750,000	4,350,487
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 2014 C, 6.50%, 1/15/43	4,000,000	4,700,040
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2014 A, 0.00%, 1/15/24(5)	2,200,000	1,387,276
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Capital Appreciation, Series 2014 A, 0.00%, 1/15/42(1)	6,000,000	1,258,740
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A-1, 5.00%, 6/1/33	2,000,000	1,652,400
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 4.50%, 6/1/27	5,000,000	4,577,800
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47	5,000,000	3,743,600
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47	8,000,000	6,572,240
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A2, 5.30%, 6/1/37	3,000,000	2,376,120
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/29	1,500,000	1,695,510

14

	Principal Amount	Value
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2013 A, 5.00%, 6/1/30	$2,500,000	$2,809,650
Grossmont Union High School District GO, Series 2013 E, (Election of 2008), 5.00%, 8/1/43	1,225,000	1,375,222
Hayward Area Recreation and Park District COP, 5.125%, 1/1/39	1,500,000	1,676,835
Hemet Unified School District Special Tax Rev., (Community Facilities District No. 2005-2), 5.25%, 9/1/30	2,670,000	2,687,141
Hesperia Public Financing Authority Tax Allocation Rev., Series 2007 A, (Redevelopment and Housing), 5.50%, 9/1/32 (XLCA)	3,000,000	3,091,380
Hesperia Public Financing Authority Tax Allocation Rev., Series 2007 A, (Redevelopment and Housing), 5.50%, 9/1/37 (XLCA)	2,025,000	2,076,759
Huntington Beach Community Facilities District Special Tax Rev., (Huntington Center), 5.375%, 9/1/33	1,700,000	1,878,908
Independent Cities Finance Authority Mobile Home Park Rev., (Rancho Feliz and Las Casitasde Sonoma), 5.00%, 10/15/47	5,000,000	5,242,150
Independent Cities Finance Authority Mobile Home Park Rev., Series 2011 A, (Castle Mobile Estates), 6.75%, 8/15/46	2,500,000	2,820,250
Independent Cities Finance Authority Mobile Home Park Rev., Series 2012 A, (Augusta Communities), 5.00%, 5/15/39	2,500,000	2,639,700
Independent Cities Lease Finance Authority Rev., Series 2004 A, (Morgan Hill - Hacienda Valley Mobile Estates), 5.90%, 11/15/34	2,235,000	2,239,783
Independent Cities Lease Finance Authority Rev., Series 2006 B, (San Juan Mobile Estates), 5.55%, 5/15/31	500,000	506,010
Independent Cities Lease Finance Authority Rev., Series 2006 B, (San Juan Mobile Estates), 5.85%, 5/15/41	1,150,000	1,165,341
Independent Cities Lease Finance Authority Rev., Series 2007 A, (Santa Rosa Leisure Mobilehome Park), 5.70%, 11/15/47	3,430,000	3,508,821
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.25%, 9/1/37	1,110,000	1,253,945
Inland Valley Development Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/44	1,180,000	1,285,693
Irvine Ranch Water District Rev., Series 2009 B, VRDN, 0.02%, 9/2/14 (LOC: Bank of America N.A.)	600,000	600,000
Irvine Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.70%, 9/1/35	515,000	590,061
Jurupa Community Services District Special Tax Rev., Series 2008 A, (Community Facilities District No. 25), 8.875%, 9/1/18, Prerefunded at 100% of Par(2)	2,000,000	2,617,300
Jurupa Community Services District Special Tax Rev., Series 2013 A, (Community Facilities District No. 31), 5.00%, 9/1/37	250,000	266,628
Jurupa Community Services District Special Tax Rev., Series 2013 A, (Community Facilities District No. 31), 5.00%, 9/1/42	1,000,000	1,060,420
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/31	1,100,000	1,241,746
Jurupa Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/1/42	1,000,000	1,096,920
Kern High School District GO, 5.00%, 8/1/25	1,145,000	1,360,123
Lake Elsinore Unified School District Special Tax Rev., (Community Facilities District No. 2005-1, Improvement Area A), 5.40%, 9/1/14, Prerefunded at 102% of Par(2)	2,245,000	2,290,551
Lammersville Joint Unified School District Special Tax Rev., (Mountain House), 6.00%, 9/1/43	1,250,000	1,406,287
Liberty Union High School District GO, 5.00%, 8/1/29	1,000,000	1,154,940
Long Beach Bond Finance Authority Natural Gas Purchase Rev., Series 2007 A, 5.50%, 11/15/37	1,150,000	1,399,308
Los Alamitos Unified School District COP, Capital Appreciation, (Capital Projects), 0.00%, 8/1/24(5)	1,300,000	887,861

15

	Principal Amount	Value
Los Angeles Community College District GO, Series 2008 F1, (Election of 2003), 5.00%, 8/1/27	$2,000,000	$2,290,000
Los Angeles Community Facilities District No. 3 Special Tax Rev., (Cascades Business Park & Golf Course), 6.40%, 9/1/22	1,110,000	1,127,593
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/23	1,000,000	1,199,840
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro Inc.), 2.50%, 11/15/20	875,000	891,975
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro Inc.), 3.00%, 11/15/20	400,000	409,308
Los Angeles County Regional Financing Authority Rev., Series 2014 B-1, (MonteCedro Inc.), 3.00%, 11/15/21	475,000	483,213
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40(6)	2,000,000	2,263,020
Los Angeles Department of Water & Power Rev., Series 2002 A2, (Power System), VRDN, 0.04%, 9/4/14 (SBBPA: Citibank N.A.)	13,000,000	13,000,000
Los Angeles Department of Water & Power Rev., Series 2013 B, 5.00%, 7/1/30	3,500,000	4,115,580
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/29	350,000	403,603
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/31	3,500,000	3,984,540
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/24	3,430,000	4,087,016
Los Angeles Unified School District GO, Series 2014 B, 5.00%, 7/1/18	3,335,000	3,869,634
Los Angeles Unified School District GO, Series 2014 C, 5.00%, 7/1/30	1,155,000	1,375,998
Los Angeles Wastewater System Rev., Series 2012 B, 5.00%, 6/1/32	3,000,000	3,458,250
M-S-R Energy Authority Rev., Series 2009 A, 7.00%, 11/1/34	1,700,000	2,380,765
M-S-R Energy Authority Rev., Series 2009 B, 6.50%, 11/1/39 (GA: Citigroup, Inc.)	2,000,000	2,702,740
Milpitas Improvement Bond Act of 1915 Special Assessment Rev., Series 1996 A, (Local Improvement District No. 18), 6.75%, 9/2/16	495,000	506,355
Modesto Irrigation District COP, Series 2009 A, (Capital Improvements), 6.00%, 10/1/39	3,000,000	3,470,130
Montebello Community Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Montebello Hills Redevelopment), 8.10%, 3/1/27	2,000,000	2,370,340
Moorpark Mobile Home Park Rev., Series 2011 A, (Villa Delaware Arroyo), 6.50%, 5/15/41	4,000,000	4,501,760
Murrieta Community Facilities District No. 2002-2 Special Tax Rev., Series 2004 A, (The Oaks Improvement Area), 6.00%, 9/1/34	1,880,000	1,882,801
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/31	1,735,000	1,854,698
Northern California Power Agency Rev., Series 2012 A, (Hydroelectric Project No. 1), 5.00%, 7/1/31	1,090,000	1,238,382
Norwalk-La Mirada Unified School District GO, Capital Appreciation, Series 2009 E, (Election of 2002), 0.00%, 8/1/38 (AGC)(1)	10,000,000	3,337,700
Oakland Redevelopment Agency Rev., 5.00%, 9/1/36 (Ambac)	5,000,000	5,249,050
Oakland Unified School District Alameda County GO, Series 2009 A, (Election of 2006), 6.125%, 8/1/29	2,500,000	2,879,050
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	2,150,000	2,409,655
Oakland Unified School District Alameda County GO, Series 2013, (Election of 2012), 6.625%, 8/1/38	770,000	928,058
Oceanside Community Development Commission Tax Allocation Rev., (Downtown Redevelopment), 5.70%, 9/1/25	3,500,000	3,503,570
Ohlone Community College District GO, Series 2011 A, (Election of 2010), 5.00%, 8/1/31	3,000,000	3,393,480

16

	Principal Amount	Value
Orange County Community Facilities District Special Tax Rev., (No. 06-1-Delaware Rio Public Improvements), 6.00%, 10/1/40	$1,375,000	$1,418,024
Orange County Transportation Authority Rev., (Senior Lien), 5.00%, 8/15/30	2,400,000	2,731,224
Orange County Water District Rev., Series 2013 A, 5.00%, 8/15/33	1,900,000	2,233,355
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 5.00%, 6/1/35	4,000,000	4,402,800
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	2,750,000	2,971,375
Paramount Unified School District GO, Capital Appreciation, (Election of 2006), 0.00%, 8/1/51 (BAM)(1)	12,500,000	1,092,000
Perris Public Financing Authority Special Tax Rev., Series 2004 A, 6.125%, 9/1/34	2,995,000	3,062,717
Perris Public Financing Authority Special Tax Rev., Series 2008 A, (Community Facilities District No. 2005-4), 6.60%, 9/1/38	2,140,000	2,219,608
Pittsburg Redevelopment Agency Tax Allocation Rev., Series 2004 A, (Los Medanos Community), VRDN, 0.04%, 9/2/14 (LOC: State Street Bank & Trust Co. and California State Teacher's Retirement System)	3,985,000	3,985,000
Pleasant Valley School District/Ventura County GO, Series 2002 A, 5.85%, 8/1/31 (NATL-RE)	4,835,000	5,852,139
Poway Unified School District Public Financing Authority Rev., 7.875%, 9/15/39	3,760,000	4,304,636
Poway Unified School District Special Tax Rev., (Community Facilities District No. 6-4S), 5.00%, 9/1/36	600,000	643,944
Redwood City Redevelopment Agency Tax Allocation Rev., Capital Appreciation, Series 2003 A, (Redevelopment Project Area 2), 0.00%, 7/15/28 (Ambac)(1)	3,405,000	1,791,847
Rio Elementary School District Community Facilities District No. 1 Special Tax Rev., Series 2013, 5.50%, 9/1/39	2,000,000	2,212,780
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 04-2-Lake Hills Crest), 5.00%, 9/1/30	1,035,000	1,124,248
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 04-2-Lake Hills Crest), 5.00%, 9/1/35	2,520,000	2,664,623
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 05-8 Scott Road), 5.00%, 9/1/42	3,000,000	3,160,350
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.25%, 10/1/30	2,200,000	2,500,058
Riverside County Transportation Commission Rev., Series 2013 A, (Limited Tax), 5.25%, 6/1/39	800,000	931,968
Riverside County Transportation Commission Rev., Series 2013 A, (Senior Lien), 5.75%, 6/1/44	500,000	570,210
Riverside County Transportation Commission Rev., Capital Appreciation, Series 2013 B, (Senior Lien), 0.00%, 6/1/43(1)	5,000,000	1,075,600
Riverside Unified School District Special Tax Rev., (Community Facilities District No. 13, Improvement Area 1), 5.375%, 9/1/34	2,000,000	2,016,560
Riverside Unified School District Special Tax Rev., Series 2005 A, (Community Facilities School District No. 15, Improvement Area 2), 5.25%, 9/1/30	1,000,000	1,012,660
Romoland School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area 1), 5.40%, 9/1/36	4,000,000	4,051,240
Romoland School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area 3), 5.00%, 9/1/43	2,640,000	2,815,349
Roseville Community Facilities District No. 1 Special Tax Rev., (The Fountains), 6.125%, 9/1/38	2,600,000	2,752,958
Roseville Finance Authority Electric System Rev., 5.00%, 2/1/37	925,000	994,144
Sacramento Airport System Rev., Series 2009 D, (Grant Revenue Bonds), 6.00%, 7/1/35	4,000,000	4,617,200
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/31	625,000	724,200

17

	Principal Amount	Value
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/33	$1,000,000	$1,151,010
Sacramento Regional Transit District Rev., (Farebox Revenue), 5.00%, 3/1/42	1,300,000	1,400,776
Sacramento Transportation Authority Sales Tax Rev., (Measure A), 5.00%, 10/1/24	1,055,000	1,279,736
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	9,350,000	10,951,655
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/24	300,000	360,987
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/25	500,000	594,650
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/26	500,000	587,520
San Diego County Regional Airport Authority Rev., Series 2013 A, 5.00%, 7/1/43	2,500,000	2,732,150
San Diego County Regional Airport Authority Rev., Series 2014 A, (Rental Car Facility), 5.00%, 7/1/44	1,500,000	1,670,655
San Diego County Water Authority Rev., 5.00%, 5/1/33	1,500,000	1,743,675
San Diego Public Facilities Financing Authority Lease Rev., Series 2012 A, (Capital Improvement Projects), 5.00%, 4/15/37	2,000,000	2,173,420
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/30	2,000,000	2,326,840
San Diego Redevelopment Agency Tax Allocation Rev., Series 2009 A, (North Park Redevelopment), 7.00%, 11/1/39	3,000,000	3,487,230
San Diego Unified Port District Rev., Series 2013 A, 5.00%, 9/1/26	750,000	870,277
San Francisco City and County Airports Commission Rev., Series 2008 34D, (San Francisco International Airport), 5.25%, 5/1/26	3,000,000	3,439,200
San Francisco City and County Airports Commission Rev., Series 2011 D, 5.00%, 5/1/31	5,390,000	6,032,057
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2009 D, (Mission Bay South Redevelopment), 6.625%, 8/1/39	2,000,000	2,328,920
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 C, (Mission Bay South Redevelopment), 6.75%, 8/1/41	1,000,000	1,207,480
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 7.00%, 8/1/41	1,250,000	1,439,862
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/33	780,000	867,313
San Francisco City and County Successor Agency Tax Allocation Rev., Series 2014 A, (Mission Bay South Redevelopment Project), 5.00%, 8/1/43	1,000,000	1,098,830
San Gorgonio Memorial Health Care District GO, 4.00%, 8/1/17	435,000	473,097
San Gorgonio Memorial Health Care District GO, 4.00%, 8/1/18	515,000	568,514
San Gorgonio Memorial Health Care District GO, 5.00%, 8/1/20	1,000,000	1,176,060
San Gorgonio Memorial Health Care District GO, 5.00%, 8/1/21	275,000	325,399
San Joaquin Hills Transportation Corridor Agency Rev., (Senior Lien), 5.00%, 1/1/33	3,000,000	2,998,380
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/25 (NATL-RE)(1)	3,090,000	1,906,066
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/29 (NATL-RE)(1)	165,000	79,317
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/31 (NATL-RE)(1)	16,000,000	6,728,160
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, Series 1997 A, 0.00%, 1/15/32 (NATL-RE)(1)	290,000	114,689

18

	Principal Amount	Value
San Jose Airport Rev., Series 2011 A2, 5.25%, 3/1/34	$2,605,000	$2,868,965
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 6.00%, 9/1/42	500,000	567,680
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.50%, 9/1/44	2,250,000	2,477,632
Santa Barbara Secondary High School District GO, Series 2011 A, (Election of 2010), 0.00%, 8/1/36(1)	10,000,000	3,878,900
Santa Barbara Secondary High School District GO, Series 2011 A, (Election of 2010), 0.00%, 8/1/40(1)	3,795,000	1,196,677
Santa Cruz County Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Live Oak/Soquel Community Improvement), 7.00%, 9/1/36	3,000,000	3,522,660
Santa Margarita Water District Special Tax Rev., Series 2011 B, (Community Facilities District No. 99-1), 5.875%, 9/1/38	650,000	669,701
Santa Margarita Water District Special Tax Rev., Series 2013, (Communities Facilities District No. 2013-1, Village of Sendero), 5.625%, 9/1/43	1,250,000	1,361,875
Santaluz Community Facilities District No. 2 Special Tax Rev., Series 2011 A, (Improvement Area No. 1), 5.10%, 9/1/30	465,000	509,812
Saugus-Castaic School Facilities Financing Authority Special Tax Rev., (Community Facilities District No. 2006-1C), 6.00%, 9/1/43	1,500,000	1,638,390
Southern California Public Power Authority Rev., (Southern Transmission), 0.00%, 7/1/15 (NATL-RE-IBC)(1)	1,250,000	1,245,350
Southern California Public Power Authority Rev., Series 2007 A, 5.00%, 11/1/33	3,755,000	4,121,526
Southern Mono Health Care District GO, Capital Appreciation, Series 2002 A, (Election of 2001), 0.00%, 8/1/26 (NATL-RE)(1)	1,800,000	1,032,516
Southwestern Community College District GO, Capital Appreciation, Series 2011 C, (Election of 2008), 0.00%, 8/1/46(1)	5,425,000	1,151,782
Stockton Public Financing Authority Rev., Series 2010 A, (Delta Water Supply Project), 6.25%, 10/1/40	1,750,000	2,034,567
Stockton Unified School District GO, Series 2014 A, (Election of 2012), 5.00%, 8/1/42 (AGM)	705,000	784,538
Successor Agency to the Redevelopment Agency of the City & County of San Francisco Communities Facilities District No. 6 Special Tax Rev., Capital Appreciation, Series 2013 C, (Mission Bay South Public Improvements), 0.00%, 8/1/43 (BAM)(1)	5,500,000	1,039,995
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/19 (BAM)	215,000	250,041
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/20 (BAM)	140,000	163,869
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/21 (BAM)	90,000	106,139
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/22 (BAM)	130,000	154,605
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/23 (BAM)	120,000	142,866
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/24 (BAM)	135,000	159,744
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 4.50%, 9/1/25 (BAM)	45,000	50,776
Successor Agency to the Richmond County Redevelopment Agency Tax Allocation Rev., Series 2014 A, 5.00%, 9/1/25 (BAM)	45,000	52,708
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	6,500,000	6,509,880
Susanville Public Financing Authority Rev., Series 2010 B, (Utility Enterprises), 6.00%, 6/1/45	3,000,000	3,252,210
Tahoe-Truckee Unified School District GO, Capital Appreciation, Series 1999 A, (Improvement District No. 2), 0.00%, 8/1/22 (NATL-RE/FGIC)(1)	2,690,000	2,172,417

19

	Principal Amount	Value
Tahoe-Truckee Unified School District GO, Capital Appreciation, Series 1999 A, (Improvement District No. 2), 0.00%, 8/1/23 (NATL-RE/FGIC)(1)	$2,220,000	$1,709,800
Tobacco Securitization Authority of Northern California Settlement Rev., Series 2005 A1, 5.50%, 6/1/45	2,000,000	1,588,320
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A1, 5.00%, 6/1/37	2,250,000	1,806,975
Tracy Community Facilities District No. 2006-1 Special Tax Rev., (NEI Phase II), 5.75%, 9/1/36	3,105,000	3,127,418
Tracy Public Financing Authority Special Tax Rev., Series 2014 A, 4.00%, 9/2/18	1,900,000	2,081,032
Tracy Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/2/19	2,285,000	2,632,937
Tracy Public Financing Authority Special Tax Rev., Series 2014 A, 5.00%, 9/2/20	2,100,000	2,427,180
Tri-Dam Power Authority Rev., 4.00%, 5/1/16	2,165,000	2,249,089
Tri-Dam Power Authority Rev., 4.00%, 11/1/16	2,165,000	2,271,561
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.875%, 1/1/29	2,000,000	2,383,360
Turlock Public Financing Authority Tax Allocation Rev., 7.50%, 9/1/39	2,770,000	3,280,456
Tustin Community Facilities District No. 06-1 Special Tax Rev., Series 2007 A, (Tustin Legacy/Columbus Villages), 6.00%, 9/1/36	4,945,000	5,258,711
Tustin Community Facilities District No. 07-1 Special Tax Rev., (Tustin Legacy/Retail Center), 6.00%, 9/1/37	1,300,000	1,357,213
Tustin Public Financing Authority Rev., 5.00%, 4/1/43	1,000,000	1,107,970
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 5.75%, 9/1/30	1,000,000	1,120,630
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.00%, 9/1/40	1,500,000	1,671,030
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	1,750,000	1,751,470
Twin Rivers Unified School District COP, (School Facilities Bridge Funding Program), VRDN, 3.20%, 6/1/20 (AGM)	1,000,000	1,000,840
University of California Rev., Series 2013 AL-3, VRN, 0.04%, 9/4/14	3,000,000	3,000,000
University of California System Rev., Series 2012 G, 5.00%, 5/15/37	5,000,000	5,623,200
Val Verde Unified School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area A), 5.40%, 9/1/30	2,500,000	2,580,850
Val Verde Unified School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area A), 5.45%, 9/1/36	2,600,000	2,679,274
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/33	1,600,000	1,848,784
Yosemite Community College District GO, Capital Appreciation, (Election of 2004), 0.00%, 8/1/16 (AGM)(1)	3,545,000	3,483,530
Yuba City Unified School District GO, Capital Appreciation, 0.00%, 3/1/25 (NATL-RE/FGIC)(1)	1,500,000	1,014,090
		746,454,602
Guam — 1.3%
Guam Government Business Privilege Tax Rev., Series 2011 A, 5.125%, 1/1/42	1,000,000	1,072,530
Guam Government GO, Series 2009 A, 7.00%, 11/15/39	7,230,000	8,202,796
Guam Power Authority Rev., Series 2012 A, 5.00%, 10/1/34	850,000	929,909
		10,205,235

20

	Principal Amount	Value
Puerto Rico — 2.2%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.25%, 7/1/42	$1,045,000	$781,441
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 6.00%, 7/1/47	5,000,000	3,876,650
Puerto Rico Electric Power Authority Rev., Series 2010 XX, 5.25%, 7/1/40	465,000	255,657
Puerto Rico Electric Power Authority Rev., Series 2012 A, 5.00%, 7/1/42	4,000,000	2,199,360
Puerto Rico GO, Series 2008 A, 6.00%, 7/1/38	2,500,000	1,976,300
Puerto Rico GO, Series 2009 C, (Public Improvement), 6.00%, 7/1/39	1,250,000	986,675
Puerto Rico GO, Series 2011 A, (Public Improvement), 5.75%, 7/1/41	500,000	389,660
Puerto Rico GO, Series 2014 A, 8.00%, 7/1/35	2,275,000	2,088,404
Puerto Rico Public Buildings Authority Rev., Series 2009 Q, 5.625%, 7/1/39	3,700,000	2,772,262
Puerto Rico Public Buildings Authority Rev., Series 2012 U, 5.25%, 7/1/42	2,500,000	1,829,475
		17,155,884
U.S. Virgin Islands — 0.5%
Virgin Islands Public Finance Authority Rev., Series 2009 A, (Diageo Matching Fund Bonds), 6.75%, 10/1/37	2,000,000	2,300,620
Virgin Islands Public Finance Authority Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29	1,500,000	1,661,415
		3,962,035
TOTAL INVESTMENT SECURITIES — 98.8% (Cost $729,873,543)		777,777,756
OTHER ASSETS AND LIABILITIES — 1.2%		9,446,213
TOTAL NET ASSETS — 100.0%		$787,223,969

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
142	U.S. Treasury 10-Year Notes	December 2014	$17,860,938	$(46,913)
74	U.S. Treasury Long Bonds	December 2014	10,366,937	(62,604)
			$28,227,875	$(109,517)

21

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
FGIC	-	Financial Guaranty Insurance Company
FHLB	-	Federal Home Loan Bank
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL-RE	-	National Public Finance Guarantee Corporation - Reinsured
NATL-RE-IBC	-	National Public Finance Guarantee Corporation - Reinsured - Insured Bond Certificates
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Trustees. The aggregate value of these securities at the period end was $3,242,131, which represented 0.4% of total net assets.

(4)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $217,974, which represented less than 0.05% of total net assets.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $957,257.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

AUGUST 31, 2014
Assets
Investment securities, at value (cost of $729,873,543)	$777,777,756
Cash	75,625
Receivable for investments sold	546,950
Receivable for capital shares sold	1,272,520
Receivable for variation margin on futures contracts	31,579
Interest receivable	9,861,061
789,565,491

Liabilities
Payable for investments purchased	542,796
Payable for capital shares redeemed	1,124,496
Accrued management fees	314,084
Distribution and service fees payable	44,284
Dividends payable	315,862
2,341,522

Net Assets	$787,223,969

Net Assets Consist of:
Capital paid in	$778,752,914
Accumulated net realized loss	(39,323,641)
Net unrealized appreciation	47,794,696
$787,223,969

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$571,924,334	55,784,704	$10.25
Institutional Class	$76,561,389	7,470,217	$10.25
A Class	$114,877,795	11,204,393	$10.25*
C Class	$23,860,451	2,326,931	$10.25
*Maximum offering price $10.73 (net asset value divided by 0.955).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED AUGUST 31, 2014
Investment Income (Loss)
Income:
Interest	$31,940,722

Expenses:
Management fees	3,304,007
Distribution and service fees:
A Class	259,444
C Class	228,391
Trustees’ fees and expenses	38,622
Other expenses	3,214
3,833,678

Net investment income (loss)	28,107,044

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,599,958)
Futures contract transactions	(3,291,869)
(8,891,827)

Change in net unrealized appreciation (depreciation) on:
Investments	72,831,000
Futures contracts	(43,638)
72,787,362

Net realized and unrealized gain (loss)	63,895,535

Net Increase (Decrease) in Net Assets Resulting from Operations	$92,002,579

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2014 AND AUGUST 31, 2013
Increase (Decrease) in Net Assets	August 31, 2014	August 31, 2013
Operations
Net investment income (loss)	$28,107,044	$28,301,415
Net realized gain (loss)	(8,891,827)	6,450,391
Change in net unrealized appreciation (depreciation)	72,787,362	(65,751,006)
Net increase (decrease) in net assets resulting from operations	92,002,579	(30,999,200)

Distributions to Shareholders
From net investment income:
Investor Class	(21,039,865)	(21,644,951)
Institutional Class	(2,298,420)	(1,118,657)
A Class	(4,046,008)	(4,615,365)
C Class	(722,751)	(920,249)
Decrease in net assets from distributions	(28,107,044)	(28,299,222)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	95,617,869	11,772,125

Net increase (decrease) in net assets	159,513,404	(47,526,297)

Net Assets
Beginning of period	627,710,565	675,236,862
End of period	$787,223,969	$627,710,565

See Notes to Financial Statements.

25

Notes to Financial Statements

AUGUST 31, 2014

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

26

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1925% to 0.3100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended August 31, 2014 was 0.50% for the Investor Class, A Class and C Class and 0.30% for the Institutional Class.

27

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended August 31, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2014 were $478,535,159 and $390,098,396, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2014		Year ended August 31, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	15,882,335	$156,596,677	17,005,122	$173,008,166
Issued in reinvestment of distributions	1,714,004	16,912,464	1,714,688	17,237,511
Redeemed	(12,405,479)	(120,628,325)	(18,118,654)	(180,259,798)
	5,190,860	52,880,816	601,156	9,985,879
Institutional Class
Sold	5,728,096	55,538,884	1,934,362	19,361,935
Issued in reinvestment of distributions	228,973	2,272,854	111,151	1,117,155
Redeemed	(1,189,921)	(11,672,509)	(1,542,955)	(15,082,812)
	4,767,148	46,139,229	502,558	5,396,278
A Class
Sold	3,825,431	37,763,518	4,163,256	42,379,719
Issued in reinvestment of distributions	371,960	3,668,495	390,551	3,923,157
Redeemed	(4,275,743)	(41,490,768)	(4,837,063)	(47,976,198)
	(78,352)	(58,755)	(283,256)	(1,673,322)
C Class
Sold	551,061	5,440,645	687,746	7,024,022
Issued in reinvestment of distributions	50,962	502,244	52,873	530,930
Redeemed	(959,654)	(9,286,310)	(956,949)	(9,491,662)
	(357,631)	(3,343,421)	(216,330)	(1,936,710)
Net increase (decrease)	9,522,025	$95,617,869	604,128	$11,772,125

28

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized appreciation (depreciation) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The futures contracts sold as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of August 31, 2014, is disclosed on the Statement of Assets and Liabilities as an asset of $31,579 in receivable for variation margin on futures contracts.* For the year ended August 31, 2014, the effect of interest rate risk derivative instruments on the Statement of Operations was $(3,291,869) in net realized gain (loss) on futures contract transactions and $(43,638) in change in net unrealized appreciation (depreciation) on futures contracts.

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

29

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	2014	2013
Distributions Paid From
Exempt income	$28,094,462	$28,205,721
Taxable ordinary income	$12,582	$93,501
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$729,873,543
Gross tax appreciation of investments	$52,208,898
Gross tax depreciation of investments	(4,304,685)
Net tax appreciation (depreciation) of investments	47,904,213
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$47,904,213
Other book-to-tax adjustments	$(135,407)
Undistributed tax-exempt income	$—
Accumulated short-term capital losses	$(32,429,815)
Accumulated long-term capital losses	$(1,891,140)
Post-October capital loss deferral	$(4,976,796)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$(9,518,848)	$(12,885,340)	$(6,203,529)	$(3,822,098)	$(1,891,140)

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

30

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$9.33	0.41	0.92	1.33	(0.41)	$10.25	14.50%	0.50%	0.50%	4.14%	4.14%	57%	$571,924
2013	$10.13	0.40	(0.80)	(0.40)	(0.40)	$9.33	(4.14)%	0.50%	0.50%	3.99%	3.99%	81%	$472,141
2012	$9.40	0.45	0.73	1.18	(0.45)	$10.13	12.79%	0.50%	0.50%	4.55%	4.55%	48%	$506,399
2011	$9.69	0.47	(0.29)	0.18	(0.47)	$9.40	2.07%	0.49%	0.51%	5.10%	5.08%	37%	$374,467
2010	$8.88	0.47	0.81	1.28	(0.47)	$9.69	14.78%	0.49%	0.51%	5.08%	5.06%	17%	$417,503
Institutional Class
2014	$9.33	0.43	0.92	1.35	(0.43)	$10.25	14.73%	0.30%	0.30%	4.34%	4.34%	57%	$76,561
2013	$10.13	0.42	(0.80)	(0.38)	(0.42)	$9.33	(3.94)%	0.30%	0.30%	4.19%	4.19%	81%	$25,217
2012	$9.40	0.46	0.74	1.20	(0.47)	$10.13	13.01%	0.30%	0.30%	4.75%	4.75%	48%	$22,287
2011	$9.69	0.49	(0.29)	0.20	(0.49)	$9.40	2.27%	0.29%	0.31%	5.30%	5.28%	37%	$9,784
2010(3)	$9.28	0.25	0.41	0.66	(0.25)	$9.69	7.16%	0.29%(4)	0.31%(4)	5.24%(4)	5.22%(4)	17%(5)	$27

31

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$9.33	0.38	0.92	1.30	(0.38)	$10.25	14.21%	0.75%	0.75%	3.89%	3.89%	57%	$114,878
2013	$10.13	0.38	(0.80)	(0.42)	(0.38)	$9.33	(4.38)%	0.75%	0.75%	3.74%	3.74%	81%	$105,296
2012	$9.40	0.42	0.73	1.15	(0.42)	$10.13	12.51%	0.75%	0.75%	4.30%	4.30%	48%	$117,162
2011	$9.69	0.45	(0.29)	0.16	(0.45)	$9.40	1.82%	0.74%	0.76%	4.85%	4.83%	37%	$89,028
2010	$8.88	0.45	0.81	1.26	(0.45)	$9.69	14.50%	0.74%	0.76%	4.83%	4.81%	17%	$106,577
C Class
2014	$9.33	0.31	0.92	1.23	(0.31)	$10.25	13.37%	1.50%	1.50%	3.14%	3.14%	57%	$23,860
2013	$10.13	0.30	(0.80)	(0.50)	(0.30)	$9.33	(5.09)%	1.50%	1.50%	2.99%	2.99%	81%	$25,056
2012	$9.40	0.35	0.73	1.08	(0.35)	$10.13	11.67%	1.50%	1.50%	3.55%	3.55%	48%	$29,388
2011	$9.69	0.38	(0.29)	0.09	(0.38)	$9.40	1.06%	1.49%	1.51%	4.10%	4.08%	37%	$23,917
2010	$8.88	0.38	0.81	1.19	(0.38)	$9.69	13.64%	1.49%	1.51%	4.08%	4.06%	17%	$30,286

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	March 1, 2010 (commencement of sale) through August 31, 2010.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.
See Notes to Financial Statements.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California High-Yield Municipal Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 21, 2014

33

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	Intraware, Inc. (2003 to 2009)

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustee
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

35

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

36

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed

37

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services.    The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was in the second quartile of its peer universe for the one- and ten-year periods, the third quartile for the three-year period, and in the first quartile for the five-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational

38

compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

39

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

40

Additional Information

Proxy Voting Policies
Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $28,061,114 as exempt interest dividends for the fiscal year ended August 31, 2014.

41

Notes

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83158 1410

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $106,714
FY 2014:    $110,736

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $155,250
FY 2014:    $108,075

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940)

are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century California Tax-Free and Municipal Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	October 29, 2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	October 29, 2014